                                                                    EXHIBIT 10.3






                        AGREEMENT OF LIMITED PARTNERSHIP

                                       OF

                    GLADSTONE COMMERCIAL LIMITED PARTNERSHIP


                                 JULY 17, 2003




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                                TABLE OF CONTENTS


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                                                                                                                      Page
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
ARTICLE I  DEFINED TERMS..............................................................................................  1

ARTICLE II PARTNERSHIP FORMATION AND IDENTIFICATION...................................................................  7
2.1   FORMATION.......................................................................................................  7
2.2   NAME, OFFICE AND REGISTERED AGENT...............................................................................  7
2.3   PARTNERS........................................................................................................  8
2.4   TERM AND DISSOLUTION............................................................................................  8
2.5   FILING OF CERTIFICATE AND PERFECTION OF LIMITED PARTNERSHIP.....................................................  8
2.6   CERTIFICATES DESCRIBING PARTNERSHIP UNITS.......................................................................  8

ARTICLE III BUSINESS OF THE PARTNERSHIP...............................................................................  9

ARTICLE IV  CAPITAL CONTRIBUTIONS AND ACCOUNTS........................................................................  9
4.1   CAPITAL CONTRIBUTIONS...........................................................................................  9
4.2   ADDITIONAL CAPITAL CONTRIBUTIONS AND ISSUANCES OF ADDITIONAL PARTNERSHIP INTERESTS..............................  9
4.3   ADDITIONAL FUNDING.............................................................................................. 11
4.4   CAPITAL ACCOUNTS................................................................................................ 11
4.5   PERCENTAGE INTERESTS............................................................................................ 11
4.6   NO INTEREST ON CONTRIBUTIONS.................................................................................... 11
4.7   RETURN OF CAPITAL CONTRIBUTIONS................................................................................. 11
4.8   NO THIRD-PARTY BENEFICIARY...................................................................................... 11

ARTICLE V  PROFIT AND LOSS; DISTRIBUTIONS............................................................................. 12
5.1   ALLOCATION OF PROFIT AND LOSS................................................................................... 12
5.2   DISTRIBUTIONS OF CASH........................................................................................... 13
5.3   REIT DISTRIBUTION REQUIREMENTS.................................................................................. 14
5.4   NO RIGHT TO DISTRIBUTIONS IN KIND............................................................................... 15
5.5   LIMITATIONS ON RETURN OF CAPITAL CONTRIBUTIONS.................................................................. 15
5.6   DISTRIBUTIONS UPON LIQUIDATION.................................................................................. 15
5.7   SUBSTANTIAL ECONOMIC EFFECT..................................................................................... 15

ARTICLE VI  RIGHTS, OBLIGATIONS AND POWERS OF THE GENERAL PARTNER..................................................... 15
6.1   MANAGEMENT OF THE PARTNERSHIP................................................................................... 15
6.2   DELEGATION OF AUTHORITY......................................................................................... 17
6.3   INDEMNIFICATION AND EXCULPATION OF INDEMNITEES.................................................................. 17
6.4   LIABILITY OF THE GENERAL PARTNER................................................................................ 19
6.5   REIMBURSEMENT OF GENERAL PARTNER................................................................................ 20
6.6   OUTSIDE ACTIVITIES.............................................................................................. 20
6.7   EMPLOYMENT OR RETENTION OF AFFILIATES........................................................................... 21
6.8   GENERAL PARTNER PARTICIPATION................................................................................... 21
6.9   TITLE TO PARTNERSHIP ASSETS..................................................................................... 21
6.10  REDEMPTION OF GENERAL PARTNER PARTNERSHIP UNITS................................................................. 21

ARTICLE VII  CHANGES IN GENERAL PARTNER................................................................................ 21
7.1   TRANSFER OF THE GENERAL PARTNER'S PARTNERSHIP INTEREST........................................................... 21
7.2   ADMISSION OF A SUBSTITUTE OR ADDITIONAL GENERAL PARTNER.......................................................... 23
7.3   EFFECT OF BANKRUPTCY, WITHDRAWAL, DEATH OR DISSOLUTION OF A GENERAL PARTNER...................................... 23
7.4   REMOVAL OF A GENERAL PARTNER..................................................................................... 24
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
ARTICLE VIII  RIGHTS AND OBLIGATIONS OF THE LIMITED PARTNERS........................................................... 24
8.1   MANAGEMENT OF THE PARTNERSHIP.................................................................................... 24
8.2   POWER OF ATTORNEY................................................................................................ 24
8.3   LIMITATION ON LIABILITY OF LIMITED PARTNERS...................................................................... 25
8.4   OWNERSHIP BY LIMITED PARTNER OF CORPORATE GENERAL PARTNER OR AFFILIATE........................................... 25
8.5   EXCHANGE RIGHT................................................................................................... 25
8.6   DUTIES AND CONFLICTS............................................................................................. 26

ARTICLE IX  TRANSFERS OF LIMITED PARTNERSHIP INTERESTS................................................................. 27
9.1   PURCHASE FOR INVESTMENT.......................................................................................... 27
9.2   RESTRICTIONS ON TRANSFER OF LIMITED PARTNERSHIP INTERESTS........................................................ 27
9.3   ADMISSION OF SUBSTITUTE LIMITED PARTNER.......................................................................... 28
9.4   RIGHTS OF ASSIGNEES OF PARTNERSHIP INTERESTS..................................................................... 29
9.5   EFFECT OF BANKRUPTCY, DEATH, INCOMPETENCE OR TERMINATION OF A LIMITED PARTNER.................................... 29
9.6   JOINT OWNERSHIP OF INTERESTS..................................................................................... 29

ARTICLE X  BOOKS AND RECORDS; ACCOUNTING; TAX MATTERS.................................................................. 29
10.1  BOOKS AND RECORDS................................................................................................ 29
10.2  CUSTODY OF PARTNERSHIP FUNDS; BANK ACCOUNTS...................................................................... 30
10.3  FISCAL AND TAXABLE YEAR.......................................................................................... 30
10.4  ANNUAL TAX INFORMATION AND REPORT................................................................................ 30
10.5  TAX MATTERS PARTNER; TAX ELECTIONS; SPECIAL BASIS ADJUSTMENTS.................................................... 30
10.6  REPORTS TO LIMITED PARTNERS...................................................................................... 30

ARTICLE XI  AMENDMENT OF AGREEMENT; MEETINGS........................................................................... 31
11.1  AMENDMENT........................................................................................................ 31
11.2  MEETINGS OF PARTNERS............................................................................................. 31

ARTICLE XII  MERGER, EXCHANGE OR CONVERSION............................................................................ 33
12.1  MERGER, EXCHANGE OR CONVERSION OF PARTNERSHIP.................................................................... 33
12.2  APPROVAL OF PLAN OF MERGER, EXCHANGE OR CONVERSION............................................................... 33
12.3  RIGHTS OF DISSENTING LIMITED PARTNERS............................................................................ 34

ARTICLE XIII  GENERAL PROVISIONS....................................................................................... 35
13.1  NOTICES.......................................................................................................... 35
13.2  SURVIVAL OF RIGHTS............................................................................................... 35
13.3  ADDITIONAL DOCUMENTS............................................................................................. 35
13.4  SEVERABILITY..................................................................................................... 36
13.5  ENTIRE AGREEMENT................................................................................................. 36
13.6  PRONOUNS AND PLURALS............................................................................................. 36
13.7  HEADINGS......................................................................................................... 36
13.8  COUNTERPARTS..................................................................................................... 36
13.9  GOVERNING LAW; VENUE............................................................................................. 36
13.10 ACKNOWLEDGEMENT AS TO EXCULPATION AND INDEMNIFICATION............................................................ 36

INDEX OF EXHIBITS......................................................................................................



                                       ii
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                        AGREEMENT OF LIMITED PARTNERSHIP

                                       OF

                    GLADSTONE COMMERCIAL LIMITED PARTNERSHIP


                                 JULY 17, 2003



This Agreement of Limited Partnership (this "AGREEMENT") is entered into effective as of this 17th day of July 2003, by and among Gladstone Commercial Corporation, a Maryland corporation (the "GENERAL PARTNER"), Gladstone Commercial Partners, LLC, a Delaware limited liability company (the "ORIGINAL LIMITED PARTNER"), and the Limited Partner(s) set forth or which may, in the future, be set forth on Exhibit A hereto, as amended from time to time, with respect to Gladstone Commercial Limited Partnership (the "PARTNERSHIP"), a limited partnership formed under the laws of the State of Delaware, pursuant to a Certificate of Limited Partnership filed with the Office of the Secretary of State of the State of Delaware effective as of May 28, 2003.


                                    RECITALS

WHEREAS, the parties hereto desire to enter into this Agreement in order to set forth the terms and conditions under which the Partnership will be operated as well as the rights, obligations, and limitations of the General Partner and the Limited Partners with respect to each other and the Partnership as a whole;

NOW, THEREFORE, in consideration of the foregoing, of mutual covenants between the parties hereto, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereto agree as follows:

                                    AGREEMENT

                                   ARTICLE 1

                                  DEFINED TERMS


The following defined terms used in this Agreement shall have the meanings specified below:

"ACT" means the Delaware Revised Uniform Limited Partnership Act, as it may be amended from time to time.

"ADDITIONAL FUNDS" has the meaning set forth in Section 4.3 hereof.

"ADDITIONAL LIMITED PARTNER" means a Person admitted to the Partnership as a Limited Partner pursuant to Section 4.2 hereof and who is shown as such on the books and records of the Partnership.

"ADDITIONAL SECURITIES" means any additional REIT Shares (other than REIT Shares issued in connection with an exchange pursuant to Section 8.5 hereof) or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase REIT Shares, as set forth in Section 4.2(a)(ii).

"ADMINISTRATIVE EXPENSES" means (i) all administrative and operating costs and expenses incurred by the Partnership, (ii) those administrative costs and expenses of the General Partner, including any salaries or other payments to directors, officers or employees of the General Partner, and any accounting and legal expenses of the General Partner, which expenses, the Partners have agreed, are expenses of the Partnership and not the General Partner, and (iii) to the extent not included in clause (ii) above, REIT Expenses; provided, however, that Administrative Expenses shall not include any administrative costs and expenses incurred by the General Partner that are attributable to Properties or partnership interests in a Subsidiary Partnership that are owned by the General Partner directly.



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"ADVISER" or "ADVISERS" means the Person or Persons, if any, appointed, employed or contracted with by the General Partner pursuant to its Articles of Incorporation and responsible for directing or performing the day-to-day business affairs of the General Partner, including any Person to whom the Adviser subcontracts all or substantially all of such functions.

"AFFILIATE" or "AFFILIATED" means, with respect to any Person, (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, 10% or more of the outstanding voting securities of such other Person; (ii) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director, trustee or general partner of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.

"AGREED VALUE" means (i) the fair market value of a Partner's non-cash Capital Contribution as of the date of contribution as agreed to by such Partner and the General Partner as of the date of contribution as set forth on Exhibit A hereto, as it may be amended from time to time, or (ii) in the case of any contribution or distribution of property other than cash not set forth on Exhibit A, the fair market value of such property as determined by the General Partner at the time such property is contributed or distributed, reduced by liabilities either assumed by the Partnership or Partner upon such contribution or distribution or to which such property is subject when the property is contributed or distributed.

"AGREEMENT" means this Agreement of Limited Partnership, as it may be amended or restated from time to time.

"ARTICLES OF INCORPORATION" means the Articles of Incorporation of the General Partner filed with the Maryland State Department of Assessments and Taxation, as amended or restated from time to time.

"BOARD OF DIRECTORS" means the Board of Directors of the General Partner.

"CAPITAL ACCOUNT" has the meaning provided in Section 4.4 hereof.

"CAPITAL CONTRIBUTION" means the total amount of cash, cash equivalents, and the Agreed Value of any Property or other asset contributed or agreed to be contributed, as the context requires, to the Partnership by each Partner pursuant to the terms of the Agreement. Any reference to the Capital Contribution of a Partner shall include the Capital Contribution made by a predecessor holder of the Partnership Interest of such Partner.

"CASH AMOUNT" means an amount of cash equal to the Value of the REIT Shares Amount on the date of receipt by the General Partner of an Exchange Notice.

"CERTIFICATE" means any instrument or document that is required under the laws of the State of Delaware, or any other jurisdiction in which the Partnership conducts business, to be signed and sworn to by the Partners of the Partnership (either by themselves or pursuant to the power-of-attorney granted to the General Partner in Section 8.2 hereof) and filed for recording in the appropriate public offices within the State of Delaware or such other jurisdiction to perfect or maintain the Partnership as a limited partnership, to effect the admission, withdrawal, or substitution of any Partner from or to the Partnership, or to protect the limited liability of the Limited Partners as limited partners under the laws of the State of Delaware or such other jurisdiction.

"CODE" means the Internal Revenue Code of 1986, as amended, and as hereafter amended from time to time. Reference to any particular provision of the Code shall mean that provision in the Code at the date hereof and any successor provision of the Code.

"COMMISSION" means the U.S. Securities and Exchange Commission.


"COMMON UNITS" means Partnership Units issued by the Partnership to the General Partner or its Subsidiaries in connection with the issuance of REIT Shares.


"COMPETENT INDEPENDENT EXPERT" means a Person with no material current or prior business or personal relationship with the General Partner or the Partnership who is engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by the Partnership and who is qualified to perform



                                       2
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such work. Membership in a nationally recognized appraisal society such as the
American Institute of Real Estate Appraisers or the Society of Real Estate Appraisers shall be conclusive evidence of such qualification.

"CONVERSION FACTOR" means 1.0, provided, that in the event that the General Partner (i) declares or pays a dividend on its outstanding REIT Shares in REIT Shares or makes a distribution to all holders of its outstanding REIT Shares in REIT Shares, (ii) subdivides its outstanding REIT Shares, or (iii) combines its outstanding REIT Shares into a smaller number of REIT Shares, the Conversion Factor shall be adjusted by multiplying the Conversion Factor by a fraction, the numerator of which shall be the number of REIT Shares issued and outstanding on the record date for such dividend, distribution, subdivision or combination (assuming for such purposes that such dividend, distribution, subdivision or combination has occurred as of such time), and the denominator of which shall be the actual number of REIT Shares (determined without the above assumption) issued and outstanding on such date, and provided further, that in the event that an entity other than an Affiliate of the General Partner shall become General Partner pursuant to any merger, consolidation or combination of the General Partner with or into another entity (the "SUCCESSOR ENTITY"), the Conversion Factor shall be adjusted by multiplying the Conversion Factor by the number of shares of the Successor Entity into which one REIT Share is converted pursuant to such merger, consolidation or combination, determined as of the date of such merger, consolidation or combination. Any adjustment to the Conversion Factor shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event; provided, however, that if the General Partner receives an Exchange Notice after the record date, but prior to the effective date of such dividend, distribution, subdivision or combination, the Conversion Factor shall be determined as if the General Partner had received the Exchange Notice immediately prior to the record date for such dividend, distribution, subdivision or combination.

"DISSENTING LIMITED PARTNER" has the meaning provided in Section 12.3(a) hereof.

"EVENT OF BANKRUPTCY" as to any Person means (i) the filing of a petition for relief as to such Person as debtor or bankrupt under the Bankruptcy Code of 1978 or similar provision of law of any jurisdiction (except if such petition is contested by such Person and has been dismissed within 90 days); (ii) the insolvency or bankruptcy of such Person as finally determined by a court proceeding; (iii) the filing by such Person of a petition or application to accomplish the same or for the appointment of a receiver or a trustee for such Person or a substantial part of his assets; and (iv) the commencement of any proceedings relating to such Person as a debtor under any other reorganization, arrangement, insolvency, adjustment of debt or liquidation law of any jurisdiction, whether now in existence or hereinafter in effect, either by such Person or by another, provided, that if such proceeding is commenced by another, such Person indicates his approval of such proceeding, consents thereto or acquiesces therein, or such proceeding is contested by such Person and has not been finally dismissed within 90 days.

"EXCHANGE AMOUNT" means either the Cash Amount or the REIT Shares Amount, as selected by the General Partner in its sole and absolute discretion pursuant to
Section 8.5(b) hereof.

"EXCHANGE NOTICE" means a Notice of Exercise of Exchange Right, as defined in
Section 8.5(a) hereof and substantially in the form of Exhibit B hereto.

"EXCHANGE RIGHT" has the meaning provided in Section 8.5(a) hereof.

"EXCHANGING PARTNER" has the meaning provided in Section 8.5(a) hereof.

"GENERAL PARTNER" means Gladstone Commercial Corporation, a Maryland corporation, and any Person who becomes a substitute or additional General Partner as provided herein, and any successors thereto.

"GENERAL PARTNERSHIP INTEREST" means a Partnership Interest held by the General Partner that is a general partnership interest.

"GP CAPITAL" means the aggregate of Capital Contributions of cash made by the General Partner in accordance with Sections 4.1 and 4.2 hereof.



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"GP MINIMUM RETURN" means such amount as may be necessary or required to allow the General Partner to meet its distribution requirement for qualification as a REIT as set forth in Section 857 of the Code and to avoid any federal income or excise tax liability imposed by the Code.

"INDEMNITEE" means (i) any Person made a party to a proceeding by reason of its status as the General Partner, the Adviser or a director, officer or employee of the General Partner, the Adviser or the Partnership, and (ii) such other Persons (including Affiliates of the General Partner or the Partnership) as the General Partner may designate from time to time, in its sole and absolute discretion.

"INDEPENDENT DIRECTOR" means a director of the General Partner who is not on the date of determination (i) an officer or employee of the General Partner or the Adviser or any of their respective Affiliates or (ii) a lessee of any Property.

"JOINT VENTURE" means any joint venture or partnership arrangement in which the Partnership is a co-venturer or general partner established to acquire or hold Properties, Mortgages or other investments of the General Partner.

"LIMITED PARTNER" means the Original Limited Partner, any Person named as a Limited Partner on Exhibit A attached hereto, and any Person who becomes a Substitute or Additional Limited Partner in such person's capacity as a Limited Partner in the Partnership.

"LIMITED PARTNERSHIP INTEREST" means the ownership interest of a Limited Partner in the Partnership at any particular time, including the right of such Limited Partner to any and all benefits to which such Limited Partner may be entitled as provided in this Agreement and in the Act, together with the obligations of such Limited Partner to comply with all the provisions of this Agreement and of such Act.

"LIQUIDATING EVENT" has the meaning set forth in Section 2.4 hereof.

"LOSS" has the meaning provided in Section 5.1(f) hereof.

"LP CAPITAL" means the aggregate of Capital Contributions in cash or cash equivalents and the Agreed Value of any non-cash contributions to the Partnership made by a Limited Partner in accordance with Sections 4.1 and 4.2 hereof.

"LP RETURN" means, with regard to any Limited Partner, an amount equal to the aggregate cash dividends that would have been payable to such Limited Partner with respect to the applicable fiscal period if such Limited Partner had owned REIT Shares equal in number to the number of Partnership Units owned by such Limited Partner during such fiscal period.

"MORTGAGE" means, in connection with mortgage financing provided, invested in or purchased by the Partnership, any note, deed of trust, security interest or other evidence of indebtedness or obligations, which is secured or collateralized by real property owned by the borrower under such note, deed of trust, security interest or other evidence of indebtedness or obligations.

"NET CAPITAL PROCEEDS" means the net cash proceeds received by the Partnership in connection with (i) any Sale, (ii) any borrowing or refinancing of borrowing(s) by the Partnership, (iii) any condemnation or deeding in lieu of condemnation of all or a portion of any Property, (iv) any collection in respect of property, hazard, or casualty insurance (but not business interruption insurance) or any damage award; or (v) any other transaction the proceeds of which, in accordance with generally accepted accounting principles, are considered to be capital in nature, in each case, after deduction of (a) all costs and expenses incurred by the Partnership with regard to such transactions (including, without limitation, any repayment of any indebtedness required to be repaid as a result of such transaction or which the General Partner elects to pay out of the proceeds of such transaction, together with accrued interest and premium, if any, thereon and any sales commissions or other costs or expenses due and payable to any Person in connection therewith, including to a Partner or its Affiliates), and (b) all amounts expended by the Partnership for the acquisition of additional Properties, Mortgages or other investments or for capital repairs or improvements to any Property with such cash proceeds.



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"OFFER" has the meaning set forth in Section 7.1(c)(ii) hereof.

"OFFERING" means the initial offer and sale by the General Partner and the purchase by the Underwriters (as defined in the Prospectus) of REIT Shares for sale to the public.

"ORIGINAL LIMITED PARTNER" means the Limited Partner designated as such on Exhibit A hereto.

"PARTNER" means any General Partner or Limited Partner.

"PARTNER NONRECOURSE DEBT MINIMUM GAIN" has the meaning set forth in Regulations
Section 1.704-2(i). A Partner's share of Partner Nonrecourse Debt Minimum Gain shall be determined in accordance with Regulations Section 1.704-2(i)(5).

"PARTNERSHIP" means Gladstone Commercial Limited Partnership, a Delaware limited partnership.

"PARTNERSHIP INTEREST" means an ownership interest in the Partnership held by either a Limited Partner or the General Partner and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement.

"PARTNERSHIP MINIMUM GAIN" has the meaning set forth in Regulations Section 1.704-2(b)(2). In accordance with Regulations Section 1.704-2(d), the amount of Partnership Minimum Gain is determined by first computing, for each Partnership nonrecourse liability, any gain the Partnership would realize if it disposed of the property subject to that liability for no consideration other than full satisfaction of the liability, and then aggregating the separately computed gains. A Partner's share of Partnership Minimum Gain shall be determined in accordance with Regulations Section 1.704-2(g)(1).

"PARTNERSHIP RECORD DATE" means the record date established by the General Partner for the distribution of cash pursuant to Section 5.2 hereof, which record date shall be the same as the record date established by the General Partner for a distribution to its stockholders of some or all of its portion of such distribution.


"PARTNERSHIP UNIT" means a fractional, undivided share of the Partnership Interests of all Partners issued hereunder. The allocation of Partnership Units among the Partners shall be as set forth on Exhibit A, as it may be amended from time to time. All Partnership Units issued to the General Partner or its Subsidiaries shall be Common Units or Preferred Units.


"PERCENTAGE INTEREST" means the percentage ownership interest in the Partnership of each Partner, as determined by dividing the number of Partnership Units owned by a Partner by the aggregate number of Partnership Units owned by all Partners. The Percentage Interest of each Partner shall be as set forth on Exhibit A, as it may be amended from time to time.

"PERSON" means any individual, partnership, corporation, joint venture, limited liability company, trust or other entity.


"PREFERRED UNITS" has the meaning provided in Section 4.2(a)(i)(1) hereof.


"PROFIT" has the meaning provided in Section 5.1(f) hereof.

"PROPERTY" means any industrial or commercial real property or any other investment in which the Partnership holds an ownership interest, either directly or pursuant to the Partnership's ownership of an interest in a subsidiary which owns an interest in any such industrial or commercial real property or other investment.

"PROSPECTUS" means the final prospectus delivered to purchasers of REIT Shares in the Offering.

"REGULATIONS" means the Federal Income Tax Regulations, including temporary or proposed regulations, issued under the Code, as amended and as hereafter amended from time to time. Reference to any particular provision of the Regulations shall mean that provision of the Regulations on the date hereof and any successor provision of the Regulations.



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



"REIT" means a real estate investment trust under Sections 856 through 860 of the Code.

"REIT EXPENSES" means (i) costs and expenses relating to the formation and continuity of existence and operation of the General Partner and any Subsidiaries thereof (which Subsidiaries shall, for purposes hereof, be included within the definition of General Partner), including taxes, fees and assessments associated therewith, any and all costs, expenses or fees payable to any director, officer, or employee of the General Partner, (ii) costs and expenses relating to (A) any registration and public offering of securities by the General Partner, the net proceeds of which were used to make a contribution to the Partnership, and (B) all statements and reports incidental thereto, including, without limitation, underwriting discounts and selling commissions applicable to any such offering of securities, and any costs and expenses associated with any claims made by any holders of such securities or any underwriters or placement agents thereof, (iii) costs and expenses associated with any repurchase of any securities by the General Partner, (iv) costs and expenses associated with the preparation and filing, of any periodic or other reports and communications by the General Partner under federal, state or local laws or regulations, including filings with the Commission, (v) costs and expenses associated with compliance by the General Partner with laws, rules and regulations promulgated by any regulatory body, including the Commission and any securities exchange, (vi) costs and expenses associated with any section 401(k) plan, incentive plan, bonus plan or other plan providing for compensation for the employees of the General Partner, (vii) costs and expenses incurred by the General Partner relating to any issuance or redemption of Partnership Interests or REIT Shares, and (viii) all other operating or administrative costs of the General Partner incurred in the ordinary course of its business on behalf of or in connection with the Partnership.


"REIT PREFERRED SHARES" has the meaning provided in Section 4.2(a)(i)(1) hereof.


"REIT SHARE" means a share of common stock in the General Partner (or Successor Entity, as the case may be).

"REIT SHARES AMOUNT" means a number of REIT Shares equal to the product of the number of Partnership Units offered for exchange by an Exchanging Partner, multiplied by the Conversion Factor as adjusted to and including the Specified Exchange Date; provided that in the event the General Partner issues to all holders of REIT Shares rights, options, warrants or convertible or exchangeable securities entitling the stockholders to subscribe for or purchase REIT Shares, or any other securities or property (collectively, the "RIGHTS"), and the rights have not expired at the Specified Exchange Date, then the REIT Shares Amount shall also include the rights issuable to a holder of the REIT Shares on the record date fixed for purposes of determining the holders of REIT Shares entitled to such rights.

"SALE" means any transaction or series of transactions whereby (i) the Partnership directly or indirectly (except as described in other subsections of this definitions) sells, grants, transfers, conveys or relinquishes its ownership of any Property or portion thereof, including the lease of any Property consisting of a building only, and including any event with respect to any Property which gives rise to a significant amount of insurance proceeds or condemnation awards; (ii) the Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys or relinquishes its ownership of all or substantially all the interest of the Partnership in any Joint Venture in which it is a co-venturer or partner;
(iii) any Joint Venture directly or indirectly (except as described in other subsections of this definition) in which the Partnership as a co-venturer or partner sells, grants, transfers, conveys or relinquishes its ownership of any Property or portion thereof, including any event with respect to any Property which gives rise to insurance claims or condemnation awards; (iv) the Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, conveys or relinquishes its interest in any Mortgage or portion thereof (including with respect to any Mortgage, all payments thereunder or in satisfaction thereof other than regularly scheduled interest payments) of amounts owed pursuant to such Mortgage and any event with respect to a Mortgage which gives rise to a significant amount of insurance proceeds or similar awards, or (v) the Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys or relinquishes its ownership of any other asset (other than investments in bank accounts, money market funds or other current assets) not previously described in this definition or any portion thereof.

"SECURITIES ACT" means the Securities Act of 1933, as amended.

"SERVICE" means the Internal Revenue Service.

"SPECIFIED EXCHANGE DATE" means the first business day of the month first occurring after the expiration of 60 calendar days from the date of receipt by the General Partner of the Exchange Notice.



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



"SUBSIDIARY" means, with respect to any Person, any corporation or other entity of which a majority of (i) the voting power of the voting equity securities or
(ii) the outstanding equity interests is owned, directly or indirectly, by such Person.

"SUBSIDIARY PARTNERSHIP" means any partnership, limited liability company or other entity taxed as a partnership for federal income tax purposes in which interests are owned by the General Partner or by a wholly-owned Subsidiary or Subsidiaries of the General Partner.

"SUBSTITUTE LIMITED PARTNER" means any Person admitted to the Partnership as a Limited Partner pursuant to Section 9.3 hereof.

"SUCCESSOR ENTITY" has the meaning provided in the definition of "Conversion Factor" contained herein.

"SURVIVOR" has the meaning set forth in Section 7.1(d) hereof.

"TRANSACTION" has the meaning set forth in Section 7.1(c) hereof.

"TRANSFER" has the meaning set forth in Section 9.2(a) hereof.

"UNPAID RETURN" means any accrued but unpaid LP Return or GP Minimum Return less
(i) all amounts distributed by the Partnership to a Limited Partner or the General Partner in reduction thereof, and (ii) all amounts distributed to the applicable Partner pursuant to clause (iv) of Section 5.2(a) hereof.

"VALUE" means, with respect to any security, the average of the daily market price of such security for the ten consecutive trading days immediately preceding the date as of which such Value is to be determined. The market price for each such trading day shall be: (i) if the security is listed or admitted to trading on any securities exchange, the sale price, regular way, on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices, regular way, on such day; (ii) if the security is not listed or admitted to trading on any securities exchange, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the General Partner; or (iii) if the security is not listed or admitted to trading on any securities exchange and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by the General Partner, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than ten days prior to the date in question) for which prices have been so reported; provided, that if there are no bid and asked prices reported during the ten days prior to the date in question, the value of the security shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate. In the event the security includes any additional rights, then the value of such rights shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.


                                    ARTICLE 2

                    PARTNERSHIP FORMATION AND IDENTIFICATION

         2.1 FORMATION. The Partnership is a limited partnership formed pursuant to the Act and upon the terms and conditions set forth in this Agreement.

         2.2 NAME, OFFICE AND REGISTERED AGENT. The name of the Partnership is "Gladstone Commercial Limited Partnership." The registered office and principal place of business of the Partnership shall be 1750 Tysons Boulevard, Fourth Floor, McLean, Virginia 22102. The General Partner may at any time change the location of such office, provided the General Partner gives notice to the Partners of any such change. The name and address of the Partnership's registered agent is The Corporation Trust Incorporated, 300 East Lombard Street,

Baltimore, Maryland 21202. The sole duty of the registered agent as such is to forward to the Partnership any notice that is served on it as registered agent.

         2.3 PARTNERS.

                  (a) The General Partner of the Partnership is Gladstone Commercial Corporation, a Maryland corporation. Its principal place of business is the same as that of the Partnership.

                  (b) The Limited Partners are those Persons identified as Limited Partners (including the Original Limited Partner) on Exhibit A hereto, as it may be amended from time to time.

         2.4 TERM AND DISSOLUTION.

                  (a) The term of the Partnership shall continue in full force and effect until December 31, 2075, except that the Partnership shall be dissolved earlier upon the first to occur of any of the following events ("LIQUIDATING EVENTS"):

                           (i) the occurrence of an Event of Bankruptcy as to a
General Partner or the dissolution, death, removal or withdrawal of a General Partner unless the business of the Partnership is continued pursuant to Section 7.3(b) hereof, provided, that if a General Partner is on the date of such occurrence a partnership, the dissolution of such General Partner as a result of the dissolution, death, withdrawal, removal or Event of Bankruptcy of a partner in such partnership shall not be an event of dissolution of the Partnership if the business of such General Partner is continued by the remaining partner or partners thereof, either alone or with additional partners, and such General Partner and such partners comply with any other applicable requirements of this Agreement;

                           (ii) the passage of 90 days after the sale or other
disposition of all or substantially all of the assets of the Partnership (provided, that if the Partnership receives an installment obligation as consideration for such sale or other disposition, the Partnership shall continue, unless sooner dissolved under the provisions of this Agreement, until such time as such obligation is paid in full);

                           (iii) the exchange of all Limited Partnership
Interests (other than any of such interests held by the General Partner or Affiliates of the General Partner) pursuant to Section 8.5 hereof; or

                           (iv) the election by the General Partner that the
Partnership should be dissolved.

                  (b) Upon dissolution of the Partnership (unless the business of the Partnership is continued pursuant to Section 7.3(b) hereof), the General Partner (or its trustee, receiver, successor or legal representative) shall amend or cancel the Certificate and liquidate the Partnership's assets and apply and distribute the proceeds thereof in accordance with Section 5.6 hereof. Notwithstanding the foregoing, the liquidating General Partner may either (i) defer liquidation of, or withhold from distribution for a reasonable time, any assets of the Partnership (including those necessary to satisfy the Partnership's debts and obligations), or (ii) distribute the assets to the Partners in kind.

         2.5 FILING OF CERTIFICATE AND PERFECTION OF LIMITED PARTNERSHIP. The General Partner shall execute, acknowledge, record and file, at the expense of the Partnership, the Certificate and any and all amendments thereto and all requisite fictitious name statements and notices in such places and jurisdictions as may be necessary to cause the Partnership to be treated as a limited partnership under, and otherwise to comply with, the laws of each state or other jurisdiction in which the Partnership conducts business.

         2.6 CERTIFICATES DESCRIBING PARTNERSHIP UNITS. At the request of a Limited Partner, the General Partner may, at its option and in its discretion, issue a certificate summarizing the terms of such Limited Partner's interest in the Partnership, including the number of Partnership Units owned as of the date of such certificate. If issued, any such certificates (a) shall be in form and substance as approved by the General Partner, (b) shall not be negotiable, and
(c) shall bear a legend substantially similar to the following:

"THIS CERTIFICATE IS NOT NEGOTIABLE. THE PARTNERSHIP UNITS REPRESENTED BY THIS CERTIFICATE ARE GOVERNED BY AND TRANSFERABLE ONLY IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT OF LIMITED PARTNERSHIP OF GLADSTONE COMMERCIAL LIMITED PARTNERSHIP, AS AMENDED FROM TIME TO TIME."


                                    ARTICLE 3

                           BUSINESS OF THE PARTNERSHIP

The purpose and nature of the business to be conducted by the Partnership is (a) to conduct any business that may be lawfully conducted by a limited partnership organized pursuant to the Act, provided, however, that such business shall be limited to and conducted in such a manner as to permit the General Partner at all times to qualify as a REIT, unless the General Partner otherwise ceases to qualify as a REIT, (b) to enter into any partnership, joint venture or other similar arrangement to engage in any of the foregoing or the ownership of interests in any entity engaged in any of the foregoing, and (c) to do anything necessary or incidental to the foregoing. In connection with the foregoing, and without limiting the General Partner's right in its sole and absolute discretion to cease qualifying as a REIT, the Partners acknowledge that the General Partner's current status as a REIT and the avoidance of income and excise taxes on the General Partner inures to the benefit of all the Partners and not solely to the General Partner. Notwithstanding the foregoing, the Limited Partners agree that the General Partner may terminate its status as a REIT under the Code at any time to the full extent permitted under its Articles of Incorporation. The General Partner shall also be empowered to do any and all acts and things necessary or prudent to ensure that the Partnership will not be classified as a "publicly traded partnership" for purposes of Section 7704 of the Code.


                                    ARTICLE 4

                       CAPITAL CONTRIBUTIONS AND ACCOUNTS


         4.1 CAPITAL CONTRIBUTIONS. The General Partner and the Original Limited Partner have made Capital Contributions to the Partnership in exchange for the Partnership Units set forth opposite their names on Exhibit A, all of which are Common Units. At such time as Additional Limited Partners are admitted to the Partnership, each shall make Capital Contributions as set forth opposite their names on Exhibit A, as it may be amended from time to time.


         4.2 ADDITIONAL CAPITAL CONTRIBUTIONS AND ISSUANCES OF ADDITIONAL PARTNERSHIP INTERESTS. Except as provided in this Section 4.2 or in Section 4.3, the Partners shall have no right or obligation to make any additional Capital Contributions or loans to the Partnership. The General Partner may contribute additional capital to the Partnership, from time to time, and receive additional Partnership Units in respect thereof in the manner contemplated by this Section 4.2.

                  (a) Issuances of Additional Partnership Interests.

                           (i) General. The General Partner is hereby authorized
to cause the Partnership to issue additional Partnership Interests in the form of Partnership Units for any Partnership purpose, at any time or from time to time, to the Partners (including the General Partner) or to other Persons for such consideration and on such terms and conditions as shall be established by the General Partner in its sole and absolute discretion, all without the approval of any Limited Partners. Any additional Partnership Interests issued thereby may be issued in one or more classes, or one or more series of any of such classes, with such designations, preferences and relative participating, optional or other special rights, powers and duties, including rights, powers and duties senior to Limited Partnership Interests, all as shall be determined by the General Partner in its sole and absolute discretion and without the approval of any Limited Partner, subject to Delaware law, including, without limitation, (A) the allocations of items of Partnership income, gain, loss, deduction and credit to each such class or series of Partnership Interests; (B) the right of each such class or series of Partnership Interests to share in Partnership distributions; and (C) the rights of each such class or series of Partnership Interests upon dissolution and liquidation of the Partnership; provided, however, that no additional Partnership Interests shall be issued to the General Partner or the Original Limited Partner unless:

                                    (1) the additional Partnership Interests are
issued in connection with an issuance of REIT Shares of, or other shares of or interests in, the General Partner which shares or interests ("REIT Preferred Shares") have designations, preferences and other rights such that the economic interests are substantially similar to the designations, preferences and other rights of the additional Partnership Interests issued to the General Partner by the Partnership in accordance with this Section 4.2 ("Preferred Units"), and the General Partner, on its own or with the Original Limited Partner, shall make a Capital Contribution to the Partnership in an amount equal to the aggregate proceeds raised in connection with the issuance of such REIT Shares or REIT Preferred Shares, as the case may be, of the General Partner;


                                    (2) the additional Partnership Interests are
issued in exchange for property or other assets owned by the General Partner or Original Limited Partner with a fair market value, as determined by the General Partner, in good faith, equal to the value of the Partnership Interests; or

                                    (3) the additional Partnership Interests are
issued to all Partners in proportion to their respective Percentage Interests.

Without limiting the foregoing, the General Partner is expressly authorized to cause the Partnership to issue Partnership Units for less than fair market value, so long as the General Partner concludes in good faith that such issuance is in the best interests of the General Partner and the Partnership.

                           (ii) Issuance of Additional Securities. The General
Partner shall not issue any additional REIT Shares (other than REIT Shares issued in connection with an exchange made pursuant to Section 8.5 hereof) or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase REIT Shares (collectively, "Additional Securities") other than to all holders of REIT Shares, unless (A) the General Partner shall cause the Partnership to issue to the General Partner (or to the General Partner and the Original Limited Partner), as the General Partner may designate, Partnership Interests or rights, options, warrants or convertible or exchangeable securities of the Partnership having designations, preferences and other rights such that the economic interests are substantially similar to those of the Additional Securities, and (B) the General Partner (or the General Partner and the Original Limited Partner) contributes the proceeds from the issuance of such Additional Securities and from any exercise of rights contained in such Additional Securities, directly and through the General Partner (or the General Partner and the Original Limited Partner), to the Partnership; provided, however, that the General Partner is allowed to issue Additional Securities in connection with an acquisition of a Property or other asset to be held directly by the General Partner, but if and only if, such direct acquisition and issuance of Additional Securities have been approved and determined to be in the best interests of the General Partner and the Partnership by a majority of the Independent Directors. Without limiting the foregoing, the General Partner is expressly authorized to issue Additional Securities for less than fair market value, and to cause the Partnership to issue to the General Partner (or to the General Partner and the Original Limited Partner) corresponding Partnership Interests, so long as (1) the General Partner concludes in good faith that such issuance is in the best interests of the General Partner and the Partnership, including without limitation, the issuance of REIT Shares and corresponding Partnership Units pursuant to an employee share purchase plan providing for employee purchases of REIT Shares at a discount from fair market value or employee stock options that have an exercise price that is less than the fair market value of the REIT Shares, either at the time of issuance or at the time of exercise, and (2) the General Partner contributes directly or directly and through the Original Limited Partner all proceeds from such issuance to the Partnership. For example, in the event the General Partner issues REIT Shares for a cash purchase price and contributes all of the proceeds of such issuance to the Partnership as required hereunder, the General Partner shall be issued a number of additional Partnership Units equal to the product of (A) the number of such REIT Shares issued by the General Partner, the proceeds of which were so contributed, multiplied by (B) a fraction, the numerator of which is 100%, and the denominator of which is the Conversion Factor in effect on the date of such contribution.

                  (b) Certain Deemed Contributions of Proceeds of Issuance of REIT Shares. In connection with any and all issuances of REIT Shares, the General Partner shall make directly or directly and through the Original Limited Partner Capital Contributions to the Partnership of the proceeds therefrom, provided, that if the proceeds actually received and contributed by the General Partner are less than the gross proceeds of such issuance as a result of any underwriter's discount or other fees or expenses paid or incurred in connection with such issuance, then the General Partner (or the General Partner together with the Original Limited Partner, as applicable) shall be deemed to have made Capital Contributions to the Partnership in the aggregate amount of the gross proceeds of such issuance and the Partnership shall be deemed simultaneously to have paid such offering expenses in accordance with Section 6.5 hereof and in connection with the required issuance of additional Partnership Units for such Capital Contributions pursuant to Section 4.2(a) hereof. Upon any such Capital Contribution by the General Partner, the General Partner's Capital Account shall be increased by the actual amount of its Capital Contribution pursuant to
Section 4.4 hereof.


         (c) Repurchases of General Partner Shares. If the General Partner shall repurchase shares of any class of the General Partner's capital stock, all costs incurred in connection with such repurchase shall be reimbursed to the General Partner by the Partnership pursuant to Section 6.5 hereof and the General Partner shall cause the Partnership to redeem an equivalent number of Partnership Interests of the appropriate class held by the General Partner (which, in the case of REIT Shares, shall be a number equal to the quotient of the number of such REIT Shares divided by the Conversion Factor) in the manner provided in Section 6.10.


         4.3 ADDITIONAL FUNDING. If the General Partner determines that it is in the best interests of the Partnership to provide for additional Partnership funds ("ADDITIONAL FUNDS") for any Partnership purpose, the General Partner may
(a) cause the Partnership to obtain such funds from outside borrowings, or (b) elect to have the General Partner or any of its Affiliates provide such Additional Funds to the Partnership through loans or otherwise.

         4.4 CAPITAL ACCOUNTS. A separate capital account (a "CAPITAL ACCOUNT") shall be established and maintained for each Partner in accordance with Regulations Section 1.704-1(b)(2)(iv). If (a) a new or existing Partner acquires an additional Partnership Interest in exchange for more than a de minimis Capital Contribution, (b) the Partnership distributes to a Partner more than a de minimis amount of Partnership property as consideration for the redemption of a Partnership Interest, or (c) the Partnership is liquidated within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), the General Partner shall revalue the property of the Partnership to its fair market value (as determined by the General Partner, in its sole and absolute discretion, and taking into account
Section 7701(g) of the Code) in accordance with Regulations Section 1.704-l(b)(2)(iv)(f). When the Partnership's property is revalued by the General Partner, the Capital Accounts of the Partners shall be adjusted in accordance with Regulations Sections 1.704-1(b)(2)(iv)(f) and (g), which generally require such Capital Accounts to be adjusted to reflect the manner in which the unrealized gain or loss inherent in such property (that has not been reflected in the Capital Accounts previously) would be allocated among the Partners pursuant to Section 5.1 hereof if there were a taxable disposition of such property for its fair market value (as determined by the General Partner, in its sole and absolute discretion, and taking into account Section 7701(g) of the
Code) on the date of the revaluation.

         4.5 PERCENTAGE INTERESTS. If the number of outstanding Partnership Units increases or decreases during a taxable year, each Partner's Percentage Interest shall be adjusted by the General Partner effective as of the date of each such increase or decrease to a percentage equal to the number of Partnership Units held by such Partner divided by the aggregate number of Partnership Units outstanding after giving effect to such increase or decrease. In such event, the General Partner shall revalue the property of the Partnership and the Capital Account for each Partner shall be adjusted as set forth in
Section 4.4 hereof. If the Partners' Percentage Interests are adjusted pursuant to this Section 4.5, the Profit and Loss for the taxable year in which the adjustment occurs shall be prorated between the part of the year ending on the day when the Partnership's property is revalued by the General Partner and the part of the year beginning on the following day and, as so divided, shall be allocated to the Partners based on their Percentage Interests before adjustment, and their adjusted Percentage Interests, respectively, either (a) as if the taxable year had ended on the date of the adjustment or (b) based on the number of days in each part. The General Partner, in its sole and absolute discretion, shall determine which method shall be used to allocate Profit and Loss for the taxable year in which an adjustment occurs, as may be required or permitted under Section 706 of the Code.

         4.6 NO INTEREST ON CONTRIBUTIONS. No Partner shall be entitled to interest on its Capital Contribution.

         4.7 RETURN OF CAPITAL CONTRIBUTIONS. No Partner shall be entitled to withdraw any part of its Capital Contribution or its Capital Account or to receive any distribution from the Partnership, except as specifically provided in this Agreement. Except as otherwise provided herein, there shall be no obligation to return to any Partner or withdrawn Partner any part of such Partner's Capital Contribution for so long as the Partnership continues in existence.

         4.8 NO THIRD PARTY BENEFICIARY. No creditor or other third party having dealings with the Partnership shall have the right to enforce the right or obligation of any Partner to make Capital Contributions or loans or to pursue any other right or remedy hereunder or at law or in equity, it being understood and agreed that the provisions of this Agreement shall be solely for the benefit of, and may be enforced solely by, the parties hereto and their respective successors and assigns. None of the rights or obligations of the Partners herein set forth to make Capital Contributions or loans to the Partnership shall be deemed an asset of the Partnership for any purpose by any creditor or other third party, nor may such rights or obligations be sold, transferred or assigned by the Partnership or pledged or encumbered by the Partnership to secure any debt or other obligation of the Partnership or of any of the Partners. In addition, it is the intent of the parties hereto that no distribution to any Limited Partner shall be deemed a return of money or other property in violation of the Act. However, if any court of competent jurisdiction holds that, notwithstanding the provisions of this Agreement, any Limited Partner is obligated to return such money or property, such obligation shall be the obligation of such Limited Partner and not of the General Partner. Without limiting the generality of the foregoing, a deficit Capital Account of a Partner shall not be deemed to be a liability of such Partner nor an asset or property of the Partnership.


                                    ARTICLE 5

                         PROFIT AND LOSS; DISTRIBUTIONS


         5.1 ALLOCATION OF PROFIT AND LOSS.

                  (a) Profit and Loss. After giving effect to the special allocations set forth in Sections 5.1(b), (c) and (d), Profit for each fiscal year of the Partnership shall be allocated as follows: (i) first, to the General Partner until the cumulative Profit allocated to the General Partner under this clause (i) equals the cumulative Loss allocated to the General Partner under clause (z) of this Section 5.1(a), (ii) second, to the Partners, pro rata, in accordance with and in proportion to their respective Partnership Interests, in amounts equal to the amount of cash distributed to the Partners pursuant to
Section 5.2(a) hereof with respect to such fiscal year; (iii) third, to the extent the amount of Profit for such fiscal year exceeds the amount of cash distributed to the Partners pursuant to Section 5.2(a) hereof, such excess shall be allocated to the General Partner and the Limited Partners in amounts and in proportion to the cumulative Loss allocated to the General Partner pursuant to clause (y) of this Section 5.1(a) and the cumulative Loss allocated to the Limited Partners pursuant to clause (x) of this Section 5.1(a), respectively; and (iv) finally, the balance, if any, of Profit shall be allocated to the Partners in accordance with and in proportion to their respective Percentage Interests. Notwithstanding the foregoing, however, it is the intent of the Partners that allocations of Profit to the Limited Partners be such that the amount of Profit allocated to each Limited Partner be equal to the amount of income that would have been allocated to such Limited Partner with respect to the applicable fiscal period if such Limited Partner had owned REIT Shares equal in number to the number of Partnership Units owned by such Limited Partner during such fiscal period, and if, for any reason in any fiscal period, the foregoing allocations of Profit result in any material variation from this concept, Profit for such fiscal period shall instead be allocated to each Limited Partner in an amount equal to the aggregate amount of income that would have been allocated to such Limited Partner with respect to such fiscal period if such Limited Partner had owned REIT Shares equal in number to the number of Partnership Units owned by such Limited Partner during such fiscal period. After giving effect to the special allocations set forth in Sections 5.1(b), (c) and
(d), Loss for a fiscal year of the Partnership shall be allocated as follows:
(w) first, to the Partners, pro rata, in accordance with and in proportion to their respective Partnership Interests, until the cumulative Loss allocated to each Partner under this clause (w) equals the cumulative Profit allocated to each Partner under clause (iv) of this Section 5.1(a); (x) second, to the Limited Partners in an amount equal to each such Limited Partner's Capital Account balance prior to the allocation made under this clause (x); (y) third, to the General Partner in an amount equal to the General Partner's Capital Account balance prior to the allocation made under this clause (y); and (z) fourth, to the General Partner to the extent that any further allocation of Loss to Limited Partners would result in any such Limited Partners having a deficit balance in their Capital Accounts.

                  (b) Minimum Gain Chargeback. Notwithstanding any provision to the contrary herein, (i) any expense of the Partnership that is a "nonrecourse deduction" within the meaning of Regulations Section 1.704-2(b)(1) shall be allocated in accordance with the Partners' respective Percentage Interests, (ii) any expense of the Partnership that is a "partner nonrecourse deduction" within the meaning of Regulations Section 1.704-2(i)(2) shall be allocated to the Partner that bears the "economic risk of loss" of such deduction in accordance with Regulations Section 1.704- 2(i)(1), (iii) if there is a net decrease in Partnership Minimum Gain within the meaning of Regulations Section 1.704-2(f)(1) for any Partnership taxable year, then, subject to the exceptions set forth in Regulations Section 1.704-2(f)(2), (3), (4) and (5), items of gain and income shall be allocated among the Partners in accordance with Regulations Section 1.704-2(f) and the ordering rules contained in Regulations Section 1.704-2(j), and (iv) if there is a net decrease in Partner nonrecourse debt minimum gain within the meaning of Regulations

Section 1.704-2(i)(4) for any Partnership taxable year, then, subject to the exceptions set forth in Regulations Section 1.704-2(g), items of gain and income shall be allocated among the Partners, in accordance with Regulations Section 1.704-2(i)(4) and the ordering rules contained in Regulations Section 1.704-2(j). A Partner's "interest in partnership profits" for purposes of determining its share of the nonrecourse liabilities of the Partnership within the meaning of Regulations Section 1.752- 3(a)(3) shall be such Partner's Percentage Interest.

                  (c) Qualified Income Offset. If a Partner receives in any taxable year an adjustment, allocation, or distribution described in subparagraphs (4), (5), or (6) of Regulations Section 1.704-1(b)(2)(ii)(d) that causes or increases a deficit balance in such Partner's Capital Account that exceeds the sum of such Partner's shares of Partnership Minimum Gain and Partner nonrecourse debt minimum gain, as determined in accordance with Regulations Sections 1.704-2(g) and 1.704-2(i), such Partner shall be allocated specially for such taxable year (and, if necessary, later taxable years) items of income and gain in an amount and manner sufficient to eliminate such deficit Capital Account balance as quickly as possible as provided in Regulations Section 1.704-1(b)(2)(ii)(d). After the occurrence of an allocation of income or gain to a Partner in accordance with this Section 5.1(c), to the extent permitted by Regulations Section 1.704-1(b), items of expense or loss shall be allocated to such Partner in an amount necessary to offset the income or gain previously allocated to such Partner under this Section 5.1(c).

                  (d) Capital Account Deficits. Loss shall not be allocated to a Limited Partner to the extent that such allocation would cause a deficit in such Partner's Capital Account (after reduction to reflect the items described in Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6)) to exceed the sum of such Partner's shares of Partnership Minimum Gain and Partner nonrecourse debt minimum gain. Any Loss in excess of that limitation shall be allocated to the General Partner. After the occurrence of an allocation of Loss to the General Partner in accordance with this Section 5.1(d), to the extent permitted by Regulations Section 1.704-1(b), Profit shall be allocated to the General Partner in an amount necessary to offset the Loss previously allocated to the General Partner under this Section 5.1(d).

                  (e) Allocations Between Transferor and Transferee. If a Partner transfers any part or all of its Partnership Interest, the distributive shares of the various items of Profit and Loss allocable among the Partners during such fiscal year of the Partnership shall be allocated between the transferor and the transferee Partner either (i) as if the Partnership's fiscal year had ended on the date of the transfer, or (ii) based on the number of days of such fiscal year that each was a Partner without regard to the results of Partnership activities in the respective portions of such fiscal year in which the transferor and the transferee were Partners. The General Partner, in its sole and absolute discretion, shall determine which method shall be used to allocate the distributive shares of the various items of Profit and Loss between the transferor and the transferee Partner.

                  (f) Definitions of Profit and Loss. "PROFIT" and "LOSS" and any items of income, gain, expense, or loss referred to in this Agreement shall be determined in accordance with federal income tax accounting principles, as modified by Regulations Section 1.704-1(b)(2)(iv), except that Profit and Loss shall not include items of income, gain and expense that are specially allocated pursuant to Sections 5.1(b), 5.1(c), or 5.1(d). All allocations of income, Profit, gain, Loss, and expense (and all items contained therein) for federal income tax purposes shall be identical to all allocations of such items set forth in this Section 5.1, except as otherwise required by Section 704(c) of the Code and Regulations Section 1.704-1(b)(4). The General Partner shall have the authority, in its sole and absolute discretion and without the need for consent from any Partner, to elect the method or methods to be used by the Partnership for allocating items of income, gain, expense and deductions as required by
Section 704(c) of the Code, including election of a method that may result in one or more Partners receiving or being allocated a disproportionately larger share of items of Partnership income, gain, expense or deduction, and any such election shall be binding on all Partners.

         5.2 DISTRIBUTIONS OF CASH.

                  (a) Subject to paragraph (b), the Partnership shall distribute cash on a quarterly (or, at the election of the General Partner, more frequent) basis, in an amount determined by the General Partner in its sole and absolute discretion, to the Partners who are Partners on the Partnership Record Date with respect to such quarter (or other distribution period) in the following manner:
(i) first, to the General Partner in an amount equal to the GP Minimum Return with respect to the fiscal year of the General Partner; (ii) second, to the Limited Partners pro rata among them in proportion to the their respective Unpaid Return, if any, owing to each such Limited Partners with respect to prior fiscal years, in an amount equal to their respective Unpaid Return for such prior fiscal years owing to each such Limited Partner; (iii) third, after the establishment of reasonable cash reserves to meet REIT Expenses and other obligations of the Partnership, as determined in the sole and absolute discretion of the General Partner, to the General Partner and the Limited Partners in such aggregate amount as may be determined by the General Partner in its sole and absolute discretion to be allocated among the General Partner and the Limited Partners such that each Limited Partner will receive an amount equal to its LP Return for such fiscal year; and (iv) finally, to the Partners in accordance with and in proportion to their respective Percentage Interests; provided, however, that if a new or existing Partner acquires an additional Partnership Interest in exchange for a Capital Contribution on any date other than a Partnership Record Date, the cash distribution attributable to such additional Partnership Interest relating to the Partnership Record Date next following the issuance of such additional Partnership Interest shall be reduced to the proportion thereof which equals (i) the number of days that such additional Partnership Interest is held by such Partner divided by (ii) the number of days between such Partnership Record Date and the immediately preceding Partnership Record Date.

                  (b) Notwithstanding any other provision of this Agreement, the General Partner is authorized to take any action that it determines to be necessary or appropriate to cause the Partnership to comply with any withholding requirements established under the Code or any other federal, state or local law including, without limitation, the requirements of Sections 1441, 1442, 1445 and 1446 of the Code. To the extent that the Partnership is required to withhold and pay over to any taxing authority any amount resulting from the allocation or distribution of income to a Partner or its assignee (including by reason of Section 1446 of the Code), either (i) if the actual amount to be distributed to the Partner or assignee equals or exceeds the amount required to be withheld by the Partnership, the amount withheld shall be treated as a distribution of cash in the amount of such withholding to such Partner or assignee, or (ii) if the actual amount to be distributed to the Partner or assignee is less than the amount required to be withheld by the Partnership, the amount required to be withheld shall be treated as a loan (a "PARTNERSHIP LOAN") from the Partnership to the Partner or assignee on the day the Partnership pays over such amount to a taxing authority. A Partnership Loan shall be repaid through withholding by the Partnership with respect to subsequent distributions to the applicable Partner or assignee. In the event that a Limited Partner (a "DEFAULTING LIMITED PARTNER") fails to pay any amount owed to the Partnership with respect to the Partnership Loan within 15 days after demand for payment thereof is made by the Partnership on the Limited Partner, the General Partner, in its sole and absolute discretion, may elect to make the payment to the Partnership on behalf of such Defaulting Limited Partner. In such event, on the date of payment, the General Partner shall be deemed to have extended a loan (a "GENERAL PARTNER LOAN") to the Defaulting Limited Partner in the amount of the payment made by the General Partner and shall succeed to all rights and remedies of the Partnership against the Defaulting Limited Partner as to that amount. Without limitation, the General Partner shall have the right to receive any distributions that otherwise would be made by the Partnership to the Defaulting Limited Partner until such time as the General Partner Loan has been paid in full, and any such distributions so received by the General Partner shall be treated as having been received by the Defaulting Limited Partner and immediately paid to the General Partner. Any amounts treated as a Partnership Loan or a General Partner Loan pursuant to this Section 5.2(b) shall bear interest at the lesser of (A) the base rate on corporate loans at large United States money center commercial banks, as published from time to time in The Wall Street Journal, or (B) the maximum lawful rate of interest on such obligation, such interest to accrue from the date the Partnership or the General Partner, as applicable, is deemed to extend the loan until such loan is repaid in full.

                  (c) To the extent not utilized for expenses of the Partnership or for investment in additional Properties, the General Partner may, in its discretion, cause the Partnership to distribute Net Capital Proceeds in such amount as shall be determined by the General Partner in its discretion in accordance with the provisions of Section 5.2(a) hereof.

                  (d) In no event may a Partner receive a distribution of cash with respect to a Partnership Unit if such Partner is entitled to receive a cash dividend as the holder of record of a REIT Share for which all or part of such Partnership Unit has been or will be exchanged, and the Unpaid Return with respect to such Partnership Unit shall be deemed to be reduced by the amount of any such cash dividend.

         5.3 REIT DISTRIBUTION REQUIREMENTS. The General Partner shall use its reasonable efforts to cause the Partnership to distribute amounts sufficient to enable the General Partner to pay stockholder dividends that will allow the General Partner to (a) meet its distribution requirement for qualification as a REIT as set forth in

Section 857 of the Code and (b) avoid any federal income or excise tax liability imposed by the Code, other than to the extent the General Partner elects to retain and pay income tax on its net capital gain.

         5.4 NO RIGHT TO DISTRIBUTIONS IN KIND. No Partner shall be entitled to demand property other than cash in connection with any distributions by the Partnership.

         5.5 LIMITATIONS ON RETURN OF CAPITAL CONTRIBUTIONS. Notwithstanding any of the provisions of this Article 5, no Partner shall have the right to receive and the General Partner shall not have the right to make a distribution that includes a return of all or part of a Partner's Capital Contributions, unless after giving effect to the return of a Capital Contribution, the sum of all Partnership liabilities, other than the liabilities to a Partner for the return of its Capital Contribution, does not exceed the fair market value of the Partnership's assets.

         5.6 DISTRIBUTIONS UPON LIQUIDATION. Upon liquidation of the Partnership, after payment of, or adequate provision for, debts and obligations of the Partnership, including any Partner loans, any remaining assets of the Partnership shall be distributed to all Partners with positive Capital Accounts in accordance with their respective positive Capital Account balances. For purposes of the preceding sentence, the Capital Account of each Partner shall be determined after the following adjustments: (i) all adjustments made in accordance with Sections 5.1 and 5.2 resulting from Partnership operations and from all sales and dispositions of all or any part of the Partnership's assets (including adjustments reflecting any deemed Profit or Loss attributable to assets distributed in kind), and (ii) allocating any available Profit first to the General Partner in an amount equal to the excess of (A) the value of the Partnership Units it received in exchange for Capital Contributions of the proceeds of an issuance of REIT Shares pursuant to Section 4.2(b) hereof over
(B) the actual amount of its Capital Contributions pursuant to Section 4.2(b) hereof (i.e., as a result of any underwriters' discount or other expenses paid or incurred in connection with such issuance). Any distributions pursuant to this Section 5.6 shall be made by the end of the Partnership's taxable year in which the liquidation occurs (or, if later, within 90 days after the date of the liquidation). To the extent deemed advisable by the General Partner, appropriate arrangements (including the use of a liquidating trust) may be made to assure that adequate funds are available to pay any contingent debts or obligations.

         5.7 SUBSTANTIAL ECONOMIC EFFECT. It is the intent of the Partners that the allocations of Profit and Loss under this Agreement have substantial economic effect (or be consistent with the Partners' interests in the Partnership in the case of the allocation of losses attributable to nonrecourse debt) within the meaning of Section 704(b) of the Code as interpreted by the Regulations promulgated pursuant thereto. Article 5 and other relevant provisions of this Agreement shall be interpreted in a manner consistent with such intent.


                                    ARTICLE 6

                             RIGHTS, OBLIGATIONS AND
                          POWERS OF THE GENERAL PARTNER

         6.1 MANAGEMENT OF THE PARTNERSHIP.

                  (a) Except as otherwise expressly provided in this Agreement, the General Partner shall have full, complete and exclusive discretion to manage and control the business of the Partnership for the purposes herein stated, and shall make all decisions affecting the business and assets of the Partnership. Subject to the restrictions specifically contained in this Agreement, the powers and obligations, as the context requires, of the General Partner shall include, without limitation, the authority to take the following actions on behalf of the
Partnership:

                           (i) to acquire, purchase, own, operate, lease and
dispose of any real property and any other property or assets including, but not limited to notes, Mortgages, partnership or joint venture interests or securities, that the General Partner determines are necessary or appropriate or in the best interests of the business of the Partnership;

                           (ii) to construct buildings and make other
improvements on the Properties owned or leased by the Partnership;

                           (iii) to authorize, issue, sell, redeem or otherwise
purchase any Partnership Interests or any securities (including secured and unsecured debt obligations of the Partnership, debt obligations of the Partnership convertible into any class or series of Partnership Interests, or options, rights, warrants or appreciation rights relating to any Partnership Interests) of the Partnership;

                           (iv) to borrow or lend money for the Partnership,
issue or receive evidences of indebtedness in connection therewith, refinance, increase the amount of, modify, amend or chance the terms of, or extend the time for the payment of, any such indebtedness, and secure such indebtedness by mortgage, deed of trust, pledge or other lien on the Partnership's assets;

                           (v) to pay, either directly or by reimbursement, for
all operating costs and general administrative expenses of the Partnership to third parties or to the General Partner or its Affiliates as set forth in this Agreement;

                           (vi) to guarantee or become a co-maker of
indebtedness of the General Partner or any Subsidiary thereof, refinance, increase the amount of, modify, amend or change the terms of, or extend the time for the payment of, any such guarantee or indebtedness, and secure such guarantee or indebtedness by mortgage, deed of trust, pledge or other lien on the Partnership's assets;

                           (vii) to use assets of the Partnership (including,
without limitation, cash on hand) for any purpose consistent with this Agreement, including, without limitation, payment, either directly or by reimbursement, of all operating costs and general administrative expenses of the General Partner, the Partnership or any Subsidiary of either, to third parties or to the General Partner as set forth in this Agreement;

                           (viii) to lease all or any portion of any of the
Partnership's assets, whether or not the terms of such leases extend beyond the termination date of the Partnership and whether or not any portion of the Partnership's assets so leased are to be occupied by the lessee, or, in turn, subleased in whole or in part to others, for such consideration and on such terms as the General Partner may determine;

                           (ix) to prosecute, defend, arbitrate, or compromise
any and all claims or liabilities in favor of or against the Partnership, on such terms and in such manner as the General Partner may reasonably determine, and similarly, to prosecute, settle or defend litigation with respect to the Partners, the Partnership, or the Partnership's assets;

                           (x) to file applications, communicate, and otherwise
deal with any and all governmental agencies having jurisdiction over, or in any way affecting, the Partnership's assets or any other aspect of the Partnership business;

                           (xi) to make or revoke any election permitted or
required of the Partnership by any taxing authority;

                           (xii) to maintain such insurance coverage for public
liability, fire and casualty, and any and all other insurance for the protection of the Partnership, for the conservation of Partnership assets, or for any other purpose convenient or beneficial to the Partnership, in such amounts and such types, as it shall determine from time to time;

                           (xiii) to determine whether or not to apply any
insurance proceeds for any Property to the restoration of such Property or to distribute the same;

                           (xiv) to establish one or more divisions of the
Partnership, to hire and dismiss employees of the Partnership or any division of the Partnership, and to retain legal counsel, accountants, consultants, real estate brokers, and such other persons, as the General Partner may deem necessary or appropriate in connection with the Partnership business and to pay such persons remuneration as the General Partner may deem reasonable and proper;

                           (xv) to retain other services of any kind or nature
in connection with Partnership business and to pay such remuneration as the General Partner may deem reasonable and proper for same;

                           (xvi) to negotiate and conclude agreements on behalf
of the Partnership with respect to any of the rights, powers and authority conferred upon the General Partner;

                           (xvii) to maintain accurate accounting records and to
file promptly all federal, state and local income tax returns on behalf of the Partnership;

                           (xviii) to distribute Partnership cash or other
Partnership assets in accordance with this Agreement;

                           (xix) to form or acquire an interest in, and
contribute property to, any further limited or general partnerships, joint ventures, limited liability companies or other entities or relationships that it deems desirable (including, without limitation, the acquisition of interests in, and the contributions of property to, its Subsidiaries and any other Person in which it has an equity interest from time to time);

                           (xx) to establish Partnership reserves for working
capital, capital expenditures, contingent liabilities, or any other valid Partnership purpose;

                           (xxi) to merge, consolidate or combine the
Partnership with or into another Person;

                           (xxii) to do any and all acts and things necessary or
prudent to ensure that the Partnership will not be classified as a "publicly traded partnership" for purposes of Section 7704 of the Code; and

                           (xxiii) to take such other action, execute,
acknowledge, swear to or deliver such other documents and instruments, and perform any and all other acts that the General Partner deems necessary or appropriate for the formation, continuation and conduct of the business and affairs of the Partnership (including, without limitation, all actions consistent with allowing the General Partner at all times to qualify as a REIT unless the General Partner voluntarily terminates its REIT status) and to possess and enjoy all of the rights and powers of a general partner as provided by the Act.

                  (b) Except as otherwise provided herein, to the extent the duties of the General Partner require expenditures of funds to be paid to third parties, the General Partner shall not have any obligations hereunder except to apply Partnership funds to the extent that Partnership funds are reasonably available to it for the performance of such duties, and nothing herein contained shall be deemed to authorize or require the General Partner, in its capacity as such, to expend its individual funds for payment to third parties or to undertake any individual liability or obligation on behalf of the Partnership.

         6.2 DELEGATION OF AUTHORITY. The General Partner may delegate any or all of its powers, rights and obligations hereunder, and may appoint, employ, contract or otherwise deal with any Person (including without limitation the Adviser, its officers and agents and officers or other agents of the Partnership or the General Partner appointed by the General Partner) for the transaction of the business of the Partnership, which Person may, under supervision of the General Partner, perform any acts or services for the Partnership as the General Partner may approve.

         6.3 INDEMNIFICATION AND EXCULPATION OF INDEMNITEES.

                  (a) The Partnership shall indemnify an Indemnitee from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including reasonable legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that relate to the operations of the Partnership as set forth in this Agreement in which any Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, as a result of acting on behalf of or performing services for the Partnership, only if it is determined that (i) the Indemnitee acted in good faith and (ii) that the Indemnitee reasonably believed that the act or omission was in the Partnership's best interests, or if the act or omission was outside the Indemnitee's official capacity as a general partner of the Partnership, that the act or omission was at least not opposed to the Partnership's best interests. Notwithstanding the foregoing, each Indemnitee shall be liable, responsible and accountable, and the Partnership shall not be liable to an Indemnitee, other than for reasonable expenses actually incurred by the Indemnitee with respect to a proceeding in which (i) the Indemnitee is found liable on the basis that the Indemnitee improperly received personal benefit, whether or not the benefit resulted from an action taken in the Indemnitee's official capacity, or (ii) the Indemnitee is found liable to the Partnership or the Limited Partners. The Partnership shall not indemnify or hold harmless the
Indemnitee: (a) in the case in which the Indemnitee is an Independent Director, if the loss or liability was the result of gross negligence or willful misconduct by the Indemnitee, or (b) in any other case, if the loss or liability was the result of negligence or misconduct by the Indemnitee. The termination of any proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct set forth in this Section 6.3(a). The termination of any proceeding by conviction or upon a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, does not alone determine that the Indemnitee acted in a manner contrary to that specified in this Section 6.3(a). Any indemnification pursuant to this Section 6.3 shall be made only out of the assets of the Partnership.

         (b) Notwithstanding anything to the contrary contained in the provisions of subsection (a) of this Section 6.3, the Partnership shall not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an Indemnitee unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular Indemnitee, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular Indemnitee, or (iii) a court of competent jurisdiction approves a settlement of the claims against a particular Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Commission and of the published position of any state securities regulatory authority in which securities of the Partnership were offered or sold as to indemnification for violations of securities laws.

         (c) The Partnership shall pay or reimburse reasonable legal expenses and other costs incurred by an Indemnitee in advance of final disposition of a proceeding if all of the following are satisfied: (i) the proceeding relates to acts or omissions with respect to the performance of duties for services on behalf of the Partnership, (ii) the Indemnitee provides the Partnership with written affirmation of the Indemnitee's good faith belief that the Indemnitee has met the standard of conduct necessary for indemnification by the Partnership as authorized in this Section 6.3, (iii) the legal proceeding was initiated by a third party who is not a stockholder of the General Partner or, if by a stockholder of the General Partner acting in his or her capacity as such, a court of competent jurisdiction approves such advancement, and (iv) the Indemnitee provides the Partnership with a written agreement to repay the amount paid or reimbursed by the Partnership, together with the applicable legal rate of interest thereon, if it is ultimately determined that the Indemnitee did not comply with the requisite standard of conduct and is not entitled to indemnification.

         (d) The Indemnification provided by this Section 6.3 shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity.

         (e) The Partnership may purchase and maintain insurance or establish other arrangements, including without limitation trust arrangements and letters of credit on behalf of or to secure indemnification obligations owed to the Indemnitees and such other Persons as the General Partner shall determine against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership's activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

         (f) For purposes of this Section 6.3, (i) the Partnership shall be deemed to have requested an Indemnitee to serve as a fiduciary of an employee benefit plan whenever the performance by the Indemnitee of its duties to the Partnership also imposes duties on the Indemnitee, or otherwise involves services by the Indemnitee to the plan or participants or beneficiaries of the plan; (ii) excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute fines within the meaning of this Section 6.3; and

(iii) actions taken or omitted by the Indemnitee with respect to an employee benefit plan in the performance of its duties for a purpose reasonably believed by it to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Partnership.

                  (g) In no event may an Indemnitee subject the Limited Partners to personal liability by reason of the indemnification provisions set forth in this Agreement.

                  (h) An Indemnitee shall not be denied indemnification in whole or in part under this Section 6.3 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

                  (i) The provisions of this Section 6.3 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights in or be for the benefit of any other Persons.

                  (j) Any amendment, modification or repeal of this Section 6.3 or any provision hereof shall be prospective only and shall not in any way affect the indemnification of an Indemnitee by the Partnership under this
Section 6.3 as in effect immediately prior to such amendment, modification or repeal with respect to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when claims relating to such matters may arise or be asserted.

         6.4 LIABILITY OF THE GENERAL PARTNER.

                  (a) Notwithstanding anything to the contrary set forth in this Agreement, the General Partner shall not be liable for monetary damages to the Partnership or any Partners for losses sustained or liabilities incurred as a result of errors in judgment or any act or omission if the General Partner acted in good faith. The General Partner shall not be in breach of any duty that the General Partner may owe to the Limited Partners or the Partnership or any other Persons under this Agreement or of any duty stated or implied by law or equity, provided, the General Partner, acting in good faith, abides by the terms of this Agreement. In addition, to the extent the General Partner or any officer, director, employee, agent or stockholder of the General Partner performs its duties in accordance with the standards provided by the Act, as it may be amended from time to time, or under any successor statute thereto, such Person or Persons shall have no liability by reason of being or having been the General Partner, or by reason of being an officer, director, employee, agent or stockholder of the General Partner. To the maximum extent that the Act and the general laws of the State of Delaware, in effect from time to time, permit limitation of the liability of general partner of a limited partnership, the General Partner and its officers, directors, employees, agents and stockholders shall not be liable to the Partnership or to any Partner for money damages except to the extent that (i) the General Partner or its officers, directors, employees, agents or stockholders actually received an improper benefit or profit in money, property or services, in which case the liability shall not exceed the amount of the benefit or profit in money, property or services actually received; or (ii) a judgment or other final adjudication adverse to the General Partner or one or more of its officers, directors, employees, agents or stockholders is entered in a proceeding based on a finding in the proceeding that the action or failure to act of the General Partner or one or more of its officers, directors, employees, agents or stockholders was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. Neither the amendment nor repeal of this Section 6.4(a), nor the adoption or amendment of any other provision of this Agreement inconsistent with this Section 6.4(a), shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption. In the absence of any Delaware statute limiting the liability of the General Partner or its directors or officers for money damages in a suit by or on behalf of the Partnership or by any Partner, the General Partner and the officers, directors, employees, agents and stockholders of the General Partner shall not be liable to the Partnership or to any Partner for money damages except to the extent that (i) the General Partner or one or more of its officers, directors, employees, agents or stockholders actually received an improper benefit or profit in money, property or services, in which case the liability shall not exceed the amount of the benefit or profit in money, property or services actually received; or (ii) a judgment or other final adjudication adverse to the General Partner or one or more of its officers, directors, employees, agents or stockholders is entered in a proceeding based on a finding in the proceeding that the action of the General Partner or one or more of its officers, directors, employees or stockholders action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

                  (b) The Limited Partners expressly acknowledge that the General Partner is acting on behalf of the Partnership, itself and its stockholders collectively, that the General Partner is under no obligation to consider the separate interests of the Limited Partners (including, without limitation, the tax consequences to Limited Partners or the tax consequences of some, but not all, of the Limited Partners) in deciding whether to cause the Partnership to take (or decline to take) any actions. In the event of a conflict between the interests of its stockholders on the one hand and the Limited Partners on the other, the General Partner shall endeavor in good faith to resolve the conflict in a manner not adverse to either its stockholders or the Limited Partners; provided, however, that for so long as the General Partner directly owns a controlling interest in the Partnership, any such conflict that the General Partner, in its sole and absolute discretion, determines cannot be resolved in a manner not adverse to either its stockholders or the Limited Partners shall be resolved in favor of its stockholders. The General Partner shall not be liable for monetary damages for losses sustained, liabilities incurred, or benefits not derived by Limited Partners in connection with such decisions, provided that the General Partner has acted in good faith.

                  (c) Subject to its obligations and duties as General Partner set forth in Section 6.1 hereof, the General Partner may exercise any of the powers granted to it under this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents. The General Partner shall not be responsible for any misconduct or negligence on the part of any such agent appointed by it in good faith.

                  (d) Notwithstanding any other provisions of this Agreement or the Act, any action of the General Partner on behalf of the Partnership or any decision of the General Partner to refrain from acting on behalf of the Partnership, undertaken in the good faith belief that such action or omission is necessary or advisable in order to (i) protect the ability of the General Partner to continue to qualify as a REIT or (ii) prevent the General Partner from incurring any taxes under Section 857, Section 4981, or any other provision of the Code, is expressly authorized under this Agreement and is deemed approved by all of the Limited Partners.

                  (e) Any amendment, modification or repeal of this Section 6.4 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the General Partner's liability to the Partnership and the Limited Partners under this Section 6.4 as in effect immediately prior to such amendment, modification or repeal with respect to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when claims relating to such matters may arise or be asserted.

         6.5 REIMBURSEMENT OF GENERAL PARTNER.

                  (a) Except as provided in this Section 6.5 and elsewhere in this Agreement (including the provisions of Articles 5 and 6 regarding distributions, payments, and allocations to which it may be entitled), the General Partner shall not be compensated for its services as general partner of the Partnership.

                  (b) The General Partner shall be reimbursed on a monthly basis, or such other basis as the General Partner may determine in its sole and absolute discretion, for all REIT Expenses and Administrative Expenses.

         6.6 OUTSIDE ACTIVITIES. Subject to Section 6.8 hereof, the Articles of Incorporation and any agreements entered into by the General Partner or its Affiliates with the Partnership or a Subsidiary, or any officer, director, employee, agent, trustee, Affiliate or stockholder of the General Partner, the General Partner shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities substantially similar or identical to those of the Partnership. Neither the Partnership nor any of the Limited Partners shall have any rights by virtue of this Agreement in any such business ventures, interests or activities. None of the Limited Partners or any other Person shall have any rights by virtue of this Agreement or the partnership relationship established hereby in any such business ventures, interests or activities, and the General Partner shall have no obligation pursuant to this Agreement to offer any interest in any such business ventures, interests and activities to the Partnership or any Limited Partner, even if such opportunity is of a character which, if presented to the Partnership or any Limited Partner, could be taken by such Person.

         6.7 EMPLOYMENT OR RETENTION OF AFFILIATES.

                  (a) Any Affiliate of the General Partner may be employed or retained by the Partnership and may otherwise deal with the Partnership (whether as an adviser, buyer, lessor, lessee, manager, property management agent, asset manager, furnisher of goods or services, broker, agent, lender or otherwise) and may receive from the Partnership any compensation, price, or other payment therefor which the General Partner determines to be fair and reasonable.

                  (b) The Partnership may lend or contribute to its Subsidiaries or other Persons in which it has an equity investment, and such Persons may borrow funds from the Partnership, on terms and conditions established in the sole and absolute discretion of the General Partner. The foregoing authority shall not create any right or benefit in favor of any Subsidiary or any other Person.

                  (c) The Partnership may transfer assets to joint ventures, limited liability companies, other partnerships, corporations or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions as the General Partner deems to be consistent with this Agreement and applicable law.

                  (d) Except as expressly permitted by this Agreement, neither the General Partner nor any of its Affiliates shall sell, transfer or convey any property to, or purchase any property from, the Partnership, directly or indirectly, except pursuant to transactions that are on terms that are fair and reasonable to the Partnership.

         6.8 GENERAL PARTNER PARTICIPATION. The General Partner agrees that all business activities of the General Partner, including activities pertaining to the acquisition, development or ownership of industrial or commercial real property or other property, including Mortgages, shall be conducted through the Partnership or one or more Subsidiary Partnerships; provided, however, that the General Partner is allowed to make a direct acquisition, but if and only if, such acquisition is made in connection with the issuance of Additional Securities, which direct acquisition and issuance have been approved and determined to be in the best interests of the General Partner and the Partnership by a majority of the Independent Directors.

         6.9 TITLE TO PARTNERSHIP ASSETS. Partnership assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner, individually or collectively, shall have any ownership interest in such Partnership assets or any portion thereof; provided, that title to any or all of the Partnership assets may be held in the name of the Partnership, the General Partner or one or more nominees, as the General Partner may determine, including Affiliates of the General Partner. The General Partner hereby declares and warrants that any Partnership assets for which legal title is held in the name of the General Partner or any nominee or Affiliate of the General Partner shall be held by such Person for the use and benefit of the Partnership in accordance with the provisions of this Agreement; provided, that the General Partner shall use its best efforts to cause legal title to such assets to be vested in the Partnership as soon as reasonably practicable. All Partnership assets shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which legal title to such Partnership assets is held.


         6.10 REDEMPTION OF GENERAL PARTNER PARTNERSHIP UNITS. In the event the General Partner redeems any REIT Shares or REIT Preferred Shares, then the General Partner shall cause the Partnership to purchase from the General Partner or the Original Limited Partner a number of Common Units or Preferred Units, as the case may be, on the same terms upon which the General Partner redeemed such REIT Shares or REIT Preferred Shares. Moreover, if the General Partner makes a cash tender offer or other offer to acquire REIT Shares or REIT Preferred Shares or otherwise purchases REIT Shares or REIT Preferred Shares, then the General Partner shall cause the Partnership to make a corresponding offer to the General Partner or the Original Limited Partner to acquire, or shall otherwise purchase, an equal number of Common Units or Preferred Units, as the case may be, held by the General Partner or Original Limited Partner. In the event any REIT Shares or REIT Preferred Shares are redeemed by the General Partner pursuant to such offer, the Partnership shall redeem an equivalent number of the General Partner's or the Original Limited Partner's Common Units or Preferred Units, as the case may be, for an equivalent purchase price.


                                    ARTICLE 7

                           CHANGES IN GENERAL PARTNER

         7.1 TRANSFER OF THE GENERAL PARTNER'S PARTNERSHIP INTEREST.

                  (a) The General Partner shall not transfer all or any portion of its General Partnership Interest or withdraw as General Partner except as provided in or in connection with a transaction contemplated by Sections 7.1(c), 7.1(d) or 7.1(e).

                  (b) The General Partner agrees that the Percentage Interest for it will at all times, be in the aggregate, at least 0.2%.

                  (c) Except as otherwise provided in Section 7.1(d) or (e) hereof, the General Partner shall not engage in any merger, consolidation or other combination with or into another Person or sale of all or substantially all of its assets (other than in connection with a change in the General Partner's state of incorporation or organizational form), which, in any such case, results in a change of control of the General Partner (a "TRANSACTION"), unless:

                           (i) the consent of Limited Partners (other than the
General Partner or any Subsidiary) holding more than 50% of the Percentage Interests of the Limited Partners (other than those held by the General Partner or any Subsidiary) is obtained; or

                           (ii) as a result of such Transaction all Limited
Partners are granted the right to receive for each Partnership Unit an amount of cash, securities, or other property equal to the product of the Conversion Factor and the greatest amount of cash, securities or other property paid in the Transaction to a holder of one REIT Share in consideration of the transfer of one REIT Share; provided, that if, in connection with the Transaction, a purchase, tender or exchange offer ("OFFER") shall have been made to and accepted by the holders of more than 50% of the outstanding REIT Shares, each holder of Partnership Units shall be given the option to exchange its Partnership Units for the greatest amount of cash, securities, or other property which a Limited Partner would have received had it (A) exercised its Exchange Right and (B) sold, tendered or exchanged pursuant to the Offer the REIT Shares received upon exercise of the Exchange Right immediately prior to the expiration of the Offer; or

                           (iii) the General Partner is the surviving entity in
the Transaction and either (A) the holders of REIT Shares do not receive cash, securities, or other property in the Transaction or (B) all Limited Partners (other than the General Partner or any Subsidiary) receive an amount of cash, securities, or other property (expressed as an amount per REIT Share) that is no less than the product of the Conversion Factor and the greatest amount of cash, securities, or other property (expressed as an amount per REIT Share) received in the Transaction by any holder of REIT Shares.

                  (d) Notwithstanding Section 7.1(c), the General Partner may merge with or into or consolidate with another entity if immediately after such merger or consolidation (i) substantially all of the assets of the successor or surviving entity (the "Survivor"), other than Partnership Units held by the General Partner, are contributed, directly or indirectly, to the Partnership as a Capital Contribution in exchange for Partnership Units with a fair market value equal to the value of the assets so contributed as determined by the Survivor in good faith and (ii) the Survivor expressly agrees to assume all obligations of the General Partner, as appropriate, hereunder. Upon such contribution and assumption, the Survivor shall have the right and duty to amend this Agreement as set forth in this Section 7.1(d). The Survivor shall in good faith arrive at a new method for the calculation of the Cash Amount, the REIT Shares Amount and the Conversion Factor for a Partnership Unit after any such merger or consolidation so as to approximate the existing method for such calculation as closely as reasonably possible. Such calculation shall take into account, among other things, the kind and amount of securities, cash and other property that was receivable upon such merger or consolidation by a holder of REIT Shares or options, warrants or other rights relating thereto, and which a holder of Partnership Units could have acquired had such Partnership Units been exchanged immediately prior to such merger or consolidation. Such amendment to this Agreement shall provide for adjustments to such method of calculation, which shall be as nearly equivalent as may be practicable to the adjustments provided for herein with respect to the Conversion Factor. The Survivor also shall in good faith modify the definition of REIT Shares and make such amendments to Section 8.5 hereof so as to approximate the existing rights and obligations set forth in Section 8.5 as closely as reasonably possible. The above provisions of this Section 7.1(d) shall similarly apply to successive mergers or consolidations permitted hereunder.

In respect of any transaction described in the preceding paragraph, the General Partner is required to use its commercially reasonable efforts to structure such transaction to avoid causing the Limited Partners to recognize a gain for federal income tax purposes by virtue of the occurrence of or their participation in such transaction, provided, such efforts are consistent with the exercise of the Board of Directors' fiduciary duties to the stockholders of the General Partner under applicable law.

                  (e) Notwithstanding anything in this Article 7,

                           (i) a General Partner may transfer all or any portion
of its General Partnership Interest to (A) a wholly-owned Subsidiary of such General Partner or (B) the owner of all of the ownership interests of such General Partner, and following a transfer of all of its General Partnership Interest, may withdraw as General Partner; and

                           (ii) the General Partner may engage in a transaction
not required by law or by the rules of any national securities exchange on which the REIT Shares are listed to be submitted to the vote of the holders of the REIT Shares.

         7.2 ADMISSION OF A SUBSTITUTE OR ADDITIONAL GENERAL PARTNER. A Person shall be admitted as a substitute or additional General Partner of the Partnership only if the following terms and conditions are satisfied:

                  (a) the Person to be admitted as a substitute or additional General Partner shall have accepted and agreed to be bound by all the terms and provisions of this Agreement by executing a counterpart hereof and such other documents or instruments as may be required or appropriate in order to effect the admission of such Person as a General Partner, a certificate evidencing the admission of such Person as a General Partner shall have been filed for recordation and all other actions required by Section 2.5 hereof in connection with such admission shall have been performed;

                  (b) if the Person to be admitted as a substitute or additional General Partner is a corporation or a partnership, it shall have provided the Partnership with evidence satisfactory to counsel for the Partnership of such Person's authority to become a General Partner and to be bound by the terms and provisions of this Agreement; and

                  (c) counsel for the Partnership shall have rendered an opinion (relying on such opinions from other counsel in the state or any other jurisdiction as may be necessary) that the admission of the Person to be admitted as a substitute or additional General Partner is in conformity with the Act, and that none of the actions taken in connection with the admission of such Person as a substitute or additional General Partner will cause (i) the Partnership to be classified other than as a partnership for federal income tax purposes, or (ii) the loss of any Limited Partner's limited liability.

         7.3 EFFECT OF BANKRUPTCY, WITHDRAWAL, DEATH OR DISSOLUTION OF A GENERAL PARTNER.

                  (a) Upon the occurrence of an Event of Bankruptcy as to a General Partner (and its removal pursuant to Section 7.4(a) hereof) or the death, withdrawal, removal or dissolution of a General Partner (except that, if a General Partner is, on the date of such occurrence a partnership, the withdrawal, death, dissolution, Event of Bankruptcy as to, or removal of a partner in, such partnership shall be deemed not to be a dissolution of such General Partner if the business of such General Partner is continued by the remaining partner or partners thereof), the Partnership shall be dissolved and terminated unless the Partnership is continued pursuant to Section 7.3(b) hereof. The merger of the General Partner with or into any entity that is admitted as a substitute or successor General Partner pursuant to Section 7.2 hereof shall not be deemed to be the withdrawal, dissolution or removal of the General Partner.

                  (b) Following the occurrence of an Event of Bankruptcy as to a General Partner (and its removal pursuant to Section 7.4(a) hereof) or the death, withdrawal, removal or dissolution of a General Partner (except that, if a General Partner is, on the date of such occurrence a partnership, the withdrawal, death, dissolution, Event of Bankruptcy as to, or removal of a partner in, such partnership shall be deemed not to be a dissolution of such General Partner if the business of such General Partner is continued by the remaining partner or partners thereof), the Limited Partners, within 90 days after such occurrence, may elect to continue the business of the Partnership for the balance of the term specified in Section 2.4 hereof by selecting, subject to
Section 7.2 hereof and any other provisions of this Agreement, a substitute General Partner by consent of a majority in interest of the Limited Partners. If the Limited Partners elect to continue the business of the Partnership and admit a substitute General Partner, the relationship with the Partners and of any Person who has acquired an interest of a Partner in the Partnership shall be governed by this Agreement.

         7.4 REMOVAL OF A GENERAL PARTNER.

                  (a) Upon the occurrence of an Event of Bankruptcy as to, or the dissolution of, a General Partner, such General Partner shall be deemed to be removed automatically; provided, however, that if a General Partner is on the date of such occurrence a partnership, the withdrawal, death, dissolution, Event of Bankruptcy as to or removal of a partner in such partnership shall be deemed not to be a dissolution of the General Partner if the business of such General Partner is continued by the remaining partner or partners thereof. The Limited Partners may not remove the General Partner, with or without cause.

                  (b) If a General Partner has been removed pursuant to this
Section 7.4 and the Partnership is continued pursuant to Section 7.3 hereof, such General Partner shall promptly transfer and assign its General Partnership Interest in the Partnership to the substitute General Partner approved by a majority in interest of the Limited Partners in accordance with Section 7.3(b) hereof and otherwise admitted to the Partnership in accordance with Section 7.2 hereof. At the time of assignment, the removed General Partner shall be entitled to receive from the substitute General Partner the fair market value of the General Partnership Interest of such removed General Partner as reduced by any damages caused to the Partnership by such General Partner's removal. Such fair market value shall be determined by an appraiser mutually agreed upon by the General Partner and Limited Partners holding more than 50% of the Percentage Interests of the Limited Partners within 10 days following the removal of the General Partner. In the event that the parties are unable to agree upon an appraiser, the removed General Partner and Limited Partners holding more than 50% of the Percentage Interests of the Limited Partners shall each select an appraiser. Each such appraiser shall complete an appraisal of the fair market value of the removed General Partner's General Partnership Interest within 30 days of the General Partner's removal, and the fair market value of the removed General Partner's General Partnership Interest shall be the average of the two appraisals; provided, however, that if the higher appraisal exceeds the lower appraisal by more than 20% of the amount of the lower appraisal, the two appraisers, no later than 40 days after the removal of the General Partner, shall select a third appraiser who shall complete an appraisal of the fair market value of the removed General Partner's General Partnership Interest no later than 60 days after the removal of the General Partner. In such case, the fair market value of the removed General Partner's General Partnership Interest shall be the average of the two appraisals closest in value.

                  (c) The General Partnership Interest of a removed General Partner, during the time after removal until the date of transfer under Section 7.4(b), shall be converted to that of a special Limited Partner; provided, however, such removed General Partner shall not have any rights to participate in the management and affairs of the Partnership, and shall not be entitled to any portion of the income, expense, Profit, gain or Loss allocations or cash distributions allocable or payable, as the case may be, to the Limited Partners. Instead, such removed General Partner shall receive and be entitled only to retain distributions or allocations of such items that it would have been entitled to receive in its capacity as General Partner, until the transfer is effective pursuant to Section 7.4(b).

                  (d) All Partners shall have given and hereby do give such consents, shall take such actions and shall execute such documents as shall be legally necessary and sufficient to effect all the foregoing provisions of this
Section 7.4.


                                    ARTICLE 8

                             RIGHTS AND OBLIGATIONS
                             OF THE LIMITED PARTNERS

         8.1 MANAGEMENT OF THE PARTNERSHIP. The Limited Partners shall not participate in the management or control of Partnership business nor shall they transact any business for or on behalf of the Partnership, nor shall they have the power to sign for or bind the Partnership, such powers being vested solely and exclusively in the General Partner.

         8.2 POWER OF ATTORNEY. Each Limited Partner hereby irrevocably appoints the General Partner its true and lawful attorney-in-fact, who may act for each Limited Partner and in its name, place and stead, and for its use and benefit, sign, acknowledge, swear to, deliver, file or record, at the appropriate public offices, any and all documents, certificates, and instruments as may be deemed necessary or desirable by the General Partner to carry out fully the provisions of this Agreement and the Act in accordance with their terms, which power of attorney is coupled with an interest and shall survive the death, dissolution or legal incapacity of the Limited Partner, or the transfer by the Limited Partner of any part or all of its Partnership Interest.

         8.3 LIMITATION ON LIABILITY OF LIMITED PARTNERS. No Limited Partner shall be liable for any debts, liabilities, contracts or obligations of the Partnership. A Limited Partner shall be liable to the Partnership only to make payments of its Capital Contribution, if any, as and when due hereunder. After its Capital Contribution is fully paid, no Limited Partner shall, except as otherwise required by the Act, be required to make any further Capital Contributions or other payments or lend any funds to the Partnership.

         8.4 OWNERSHIP BY LIMITED PARTNER OF CORPORATE GENERAL PARTNER OR AFFILIATE. No Limited Partner shall at any time, either directly or indirectly, own any stock or other interest in the General Partner or in any Affiliate thereof, if such ownership by itself or in conjunction with other stock or other interests owned by other Limited Partners would, in the opinion of counsel for the Partnership, jeopardize the classification of the Partnership as a partnership for federal income tax purposes. The General Partner shall be entitled to make such reasonable inquiry of the Limited Partners as is required to establish compliance by the Limited Partners with the provisions of this
Section 8.4.

         8.5 EXCHANGE RIGHT.


                  (a) Subject to Sections 8.5(b), 8.5(c), 8.5(d) and 8.5(e) hereof, and subject to the potential modification of any rights or obligations provided for herein by agreement(s) between the Partnership and any one or more Limited Partners with respect to Partnership Units held by them, each Limited Partner which is not a Subsidiary of the General Partner shall have the right (the "EXCHANGE RIGHT") to require the Partnership to redeem on a Specified Exchange Date all or a portion of the Partnership Units held by such Limited Partner at an exchange price equal to and in the form of the Exchange Amount to be paid by the Partnership; provided, that such redemption shall not occur before the date that is one year following the closing of the initial public offering of shares of the General Partner's common stock, subject to any restriction agreed to in writing between the Limited Partner who is exercising the Exchange Right (the "EXCHANGING PARTNER") and the General Partner. The Exchange Right shall be exercised pursuant to the delivery of an Exchange Notice to the Partnership (with a copy to the General Partner) by the Exchanging Partner; provided, however, that the Partnership shall, in its sole and absolute discretion, have the option to deliver either the Cash Amount or the REIT Shares Amount; provided, further, that the Partnership shall not be obligated to satisfy such Exchange Right if the General Partner elects to purchase the Partnership Units subject to the Exchange Notice; and provided further, that no Limited Partner may deliver more than two Exchange Notices during each calendar year. A Limited Partner may not exercise the Exchange Right for less than 1,000 Partnership Units or, if such Limited Partner holds less than 1,000 Partnership Units, all of the Partnership Units held by such Partner. The Exchanging Partner shall have no right, with respect to any Partnership Units so exchanged, to receive any distribution paid with respect to such Partnership Units if the record date for such distribution is on or after the Specified Exchange Date.


                  (b) Notwithstanding the provisions of Section 8.5(a), a Limited Partner that exercises the Exchange Right shall be deemed to have also offered to sell the Partnership Units described in the Exchange Notice to the General Partner, and the General Partner may, in its sole and absolute discretion, elect to purchase directly and acquire such Partnership Units by paying to the Exchanging Partner either the Cash Amount or the REIT Shares Amount, as elected by the General Partner (in its sole and absolute discretion), on the Specified Exchange Date, whereupon the General Partner shall acquire the Partnership Units offered for exchange by the Exchanging Partner and shall be treated for all purposes of this Agreement as the owner of such Partnership Units. If the General Partner shall elect to exercise its right to purchase Partnership Units under this Section 8.5(b) with respect to an Exchange Notice, it shall so notify the Exchanging Partner within five business days after the receipt by the General Partner of such Exchange Notice. Unless the General Partner (in its sole and absolute discretion) shall exercise its right to purchase Partnership Units from the Exchanging Partner pursuant to this Section 8.5(b), the General Partner shall have no obligation to the Exchanging Partner or the Partnership with respect to the Exchanging Partner's exercise of an Exchange Right. In the event the General Partner shall exercise its right to purchase Partnership Units with respect to the exercise of an Exchange Right in the manner described in the first sentence of this Section 8.5(b), the Partnership shall have no obligation to pay any amount to the Exchanging Partner with respect to such Exchanging

Partner's exercise of such Exchange Right, and each of the Exchanging Partner and the General Partner shall treat the transaction between the General Partner and the Exchanging Partner for federal income tax purposes as a sale of the Exchanging Partner's Partnership Units to the General Partner. Each Exchanging Partner agrees to execute such documents as the General Partner may reasonably require in connection with the issuance of REIT Shares to such Exchanging Partner upon exercise of its Exchange Right.

                  (c) Notwithstanding the provisions of Sections 8.5(a) and 8.5(b), a Limited Partner shall not be entitled to exercise the Exchange Right if the delivery of REIT Shares to such Partner on the Specified Exchange Date by the General Partner pursuant to Section 8.5(b) (regardless of whether or not the General Partner would in fact exercise its rights under Section 8.5(b)) would
(i) result in such Partner or any other person owning, directly or indirectly, REIT Shares in excess of the ownership limitations described in the Articles of Incorporation and calculated in accordance therewith, (ii) result in REIT Shares being owned by fewer than 100 persons (determined without reference to any rules of attribution), except as provided in the Articles of Incorporation, (iii) result in the General Partner being "closely held" within the meaning of Section 856(h) of the Code, (iv) cause the General Partner to own, directly or constructively, 10% or more of the ownership interests in a tenant of the General Partner's, the Partnership's, or a Subsidiary Partnership's real property within the meaning of Section 856(d)(2)(B) of the Code, or (v) cause the acquisition of REIT Shares by such Partner to be "integrated" with any other distribution of REIT Shares for purposes of complying with the registration provisions of the Securities Act. The General Partner, in its sole and absolute discretion, may waive any of the restrictions on exchange set forth in this
Section 8.5(c); provided, however, that in the event any such restriction is waived, the Exchanging Partner shall be paid the Cash Amount.

                  (d) Any Cash Amount to be paid to an Exchanging Partner pursuant to this Section 8.5 shall be paid on the Specified Exchange Date; provided, however, that the General Partner may elect to cause the Specified Exchange Date to be delayed for up to 180 days to the extent required for the General Partner to cause additional REIT Shares to be issued to provide financing to be used to make such payment of the Cash Amount or otherwise. Notwithstanding the foregoing, the General Partner agrees to use its best efforts to cause the closing of the acquisition of exchanged Partnership Units hereunder to occur as quickly as reasonably possible.

                  (e) Notwithstanding any other provision of this Agreement, the General Partner is authorized to take any action that it determines to be necessary or appropriate to cause the Partnership to comply with any withholding requirements established under the Code or any other federal, state or local law that apply upon an Exchanging Partner's exercise of the Exchange Right. If an Exchanging Partner believes that it is exempt from such withholding upon the exercise of the Exchange Right, such Partner must furnish the General Partner with a FIRPTA Certificate in the form attached hereto as Exhibit C. If the Partnership or the General Partner is required to withhold and pay over to any taxing authority any amount upon an Exchanging Partner's exercise of the Exchange Right and if the Exchange Amount equals or exceeds the amount required to be withheld, the amount required to be withheld shall be treated as an amount received by such Partner upon exchange of its Partnership Units. If, however, the Exchange Amount is less than the amount required to be withheld, the Exchanging Partner shall not receive any portion of the Exchange Amount, the Exchange Amount shall be treated as an amount received by such Partner upon exchange of its Partnership Units, and the Partner shall contribute the excess of the amount withheld over the Exchange Amount to the Partnership before the Partnership is required to pay over such excess to a taxing authority.

                  (f) Notwithstanding any other provision of this Agreement, the General Partner shall place appropriate restrictions on the ability of the Limited Partners to exercise their Exchange Rights as and if deemed necessary to ensure that the Partnership does not constitute a "publicly traded partnership" under Section 7704 of the Code. If and when the General Partner determines that imposing such restrictions is necessary, the General Partner shall give prompt written notice thereof (a "RESTRICTION NOTICE") to each of the Limited Partners, which notice shall be accompanied by a copy of an opinion of counsel to the Partnership which states that, in the opinion of such counsel, restrictions are necessary in order to avoid the Partnership being treated as a "publicly traded partnership" under Section 7704 of the Code.

         8.6 DUTIES AND CONFLICTS. The General Partner recognizes that the Limited Partners and their Affiliates have or may have other business interests, activities and investments, some of which may be in conflict or competition with the business of the Partnership, and that such Persons are entitled to carry on such other business interests, activities and investments. The Limited Partners and their Affiliates may engage in or possess an interest in any other business or venture of any kind, independently or with others, on their own behalf or on behalf of other entities with which they are affiliated or associated, and such Persons may engage in any activities, whether or not competitive with the Partnership, without any obligation to offer any interest in such activities to the Partnership or to any Partner. Neither the Partnership nor any Partner shall have any right, by virtue of this Agreement, in or to such activities, or the income or profits derived therefrom, and the pursuit of such activities, even if competitive with the business of the Partnership, and such activities shall not be deemed wrongful or improper.


                                    ARTICLE 9

                   TRANSFERS OF LIMITED PARTNERSHIP INTERESTS

         9.1 PURCHASE FOR INVESTMENT.

                  (a) Each Limited Partner hereby represents and warrants to the General Partner and to the Partnership that the acquisition of its Partnership Interest is made as a principal for its account for investment purposes only and not with a view to the resale or distribution of such Partnership Interest.

                  (b) Each Limited Partner agrees that it will not sell, assign or otherwise transfer its Partnership Interest or any fraction thereof, whether voluntarily or by operation of law or at judicial sale or otherwise, to any Person who does not make the representations and warranties to the General Partner set forth in Section 9.1(a) above.


         9.2 RESTRICTIONS ON TRANSFER OF LIMITED PARTNERSHIP INTERESTS.

                  (a) Subject to the provisions of Sections 9.2(b), 9.2(c) and 9.2(d), no Limited Partner may offer, sell, assign, hypothecate, pledge or otherwise transfer all or any portion of its Limited Partnership Interest, or any of such Limited Partner's economic rights as a Limited Partner, whether voluntarily or by operation of law or at judicial sale or otherwise (collectively, a "TRANSFER"), without the consent of the General Partner, which consent may be granted or withheld in its sole and absolute discretion. Any such purported transfer undertaken without such consent shall be considered to be null and void ab initio and shall not be given effect. The General Partner may require, as a condition of any Transfer to which it consents, that the transferor assume all costs incurred by the Partnership in connection therewith.

                  (b) No Limited Partner may withdraw from the Partnership other than as a result of: (i) a permitted Transfer (i.e., a Transfer consented to as contemplated by paragraph (a) above or paragraph (c) below or a Transfer made pursuant to Section 9.5 below) of all of its Partnership Units pursuant to this
Article 9 or (ii) a Transfer pursuant to an exchange of all of its Partnership Units pursuant to Section 8.5 above. Upon the permitted Transfer or exchange of all of a Limited Partner's Partnership Units, such Limited Partner shall cease to be a Limited Partner.

                  (c) Subject to Sections 9.2(d) and 9.2(e), a Limited Partner may Transfer, with the consent of the General Partner, all or a portion of its Partnership Units to (i) a parent or parent's spouse, natural or adopted descendants, a spouse of any such descendant, a brother or sister, or a trust created by such Limited Partner for the benefit of such Limited Partner and/or any such person(s), for which trust such Limited Partner or any such person(s) is a trustee, (ii) a corporation controlled by a Person or Persons named in (i) above, or (iii) if the Limited Partner is an entity, its beneficial owners.

                  (d) No Limited Partner may effect a Transfer of its Limited Partnership Interest, in whole or in part, if, in the opinion of legal counsel for the Partnership, such proposed Transfer would require the registration of the Limited Partnership Interest under the Securities Act, or would otherwise violate any applicable federal or state securities or blue sky law (including investment suitability standards).

                  (e) No Transfer by a Limited Partner of its Partnership Units, in whole or in part, may be made to any Person if (i) in the opinion of legal counsel for the Partnership, the transfer would result in the Partnership's being treated as an association taxable as a corporation (other than a qualified REIT subsidiary within the meaning of Section 856(i) of the Code), (ii) in the opinion of legal counsel for the Partnership, it would adversely affect the ability of the General Partner to continue to qualify as a REIT or subject the General Partner to any additional taxes under Section 857 or Section 4981 of the Code, or (iii) in the opinion of legal counsel for the Partnership, such would cause the Partnership to be treated as a "publicly traded partnership" within the meaning of Section 7704 of the Code.

                  (f) Any Transfer in contravention of any of the provisions of this Article 9 shall be void ab initio and ineffectual and shall not be binding upon, or recognized by, the General Partner or the Partnership.

                  (g) Prior to the consummation of any Transfer under this
Article 9, the transferor and/or the transferee shall deliver to the General Partner such opinions, certificates and other documents as the General Partner shall request in connection with such Transfer.

         9.3 ADMISSION OF SUBSTITUTE LIMITED PARTNER.

                  (a) Subject to the other provisions of this Article 9, an assignee of the Limited Partnership Interest of a Limited Partner (which shall be understood to include any purchaser, transferee, donee or other recipient of any disposition of such Limited Partnership Interest) shall be deemed admitted as a Limited Partner of the Partnership only with the consent of the General Partner and upon the satisfactory completion of the following:

                           (i) the assignee shall have accepted and agreed to be
bound by the terms and provisions of this Agreement by executing a counterpart or an amendment thereof, including a revised Exhibit A, and such other documents or instruments as the General Partner may require in order to effect the admission of such Person as a Limited Partner;

                           (ii) to the extent required, an amended Certificate
evidencing the admission of such Person as a Limited Partner shall have been signed, acknowledged and filed for record in accordance with the Act;

                           (iii) the assignee shall have delivered a letter
containing the representation set forth in Section 9.1(a) hereof and the agreement set forth in Section 9.1(b) hereof;

                           (iv) if the assignee is a corporation, partnership or
trust, the assignee shall have provided the General Partner with evidence satisfactory to counsel for the Partnership of the assignee's authority to become a Limited Partner under the terms and provisions of this Agreement;

                           (v) the assignee shall have executed a power of
attorney containing the terms and provisions set forth in Section 8.2 hereof;

                           (vi) the assignee shall have paid all legal fees and
other expenses of the Partnership and the General Partner and filing and publication costs in connection with its substitution as a Limited Partner; and

                           (vii) the assignee shall have obtained the prior
written consent of the General Partner to its admission as a Substitute Limited Partner, which consent may be given or denied in the exercise of the General Partner's sole and absolute discretion.

                  (b) For the purpose of allocating Profit and Loss and distributing cash received by the Partnership, a Substitute Limited Partner shall be treated as having become, and appearing in the records of the Partnership as, a Partner upon the filing of the Certificate described in
Section 9.3(a)(ii) hereof or, if no such filing is required, the later of the date specified in the transfer documents or the date on which the General Partner has received all necessary instruments of transfer and substitution.

                  (c) The General Partner shall cooperate with the Person seeking to become a Substitute Limited Partner by preparing the documentation required by this Section 9.3 and making all official filings and publications. The Partnership shall take all such action as promptly as practicable after the satisfaction of the conditions in this Article 9 to the admission of such Person as a Limited Partner of the Partnership.

         9.4 RIGHTS OF ASSIGNEES OF PARTNERSHIP INTERESTS.

                  (a) Subject to the provisions of Sections 9.1 and 9.2 hereof, except as required by operation of law, the Partnership shall not be obligated for any purposes whatsoever to recognize the assignment by any Limited Partner of its Partnership Interest until the Partnership has received notice thereof.

                  (b) Any Person who is the assignee of all or any portion of a Limited Partner's Limited Partnership Interest, but who does not become a Substitute Limited Partner and desires to make a further assignment of such Limited Partnership Interest, shall be subject to all the provisions of this
Article 9 to the same extent and in the same manner as any Limited Partner desiring to make an assignment of its Limited Partnership Interest.

         9.5 EFFECT OF BANKRUPTCY, DEATH, INCOMPETENCE OR TERMINATION OF A LIMITED PARTNER. The occurrence of an Event of Bankruptcy as to a Limited Partner, the death of a Limited Partner or a final adjudication that a Limited Partner is incompetent (which term shall include, but not be limited to, insanity) shall not cause the termination or dissolution of the Partnership, and the business of the Partnership shall continue if an order for relief in a bankruptcy proceeding is entered against a Limited Partner, the trustee or receiver of his estate or, if he dies, his executor, administrator or trustee, or, if he is finally adjudicated incompetent, his committee, guardian or conservator, and any such Person shall have the rights of such Limited Partner for the purpose of settling or managing his estate property and such power as the bankrupt, deceased or incompetent Limited Partner possessed to assign all or any part of his Partnership Interest and to join with the assignee in satisfying conditions precedent to the admission of the assignee as a Substitute Limited Partner.

         9.6 JOINT OWNERSHIP OF INTERESTS. A Partnership Interest may be acquired by two individuals as joint tenants with right of survivorship, provided, that such individuals either are married or are related and share the same personal residence. The written consent or vote of both owners of any such jointly-held Partnership Interest shall be required to constitute the action of the owners of such Partnership Interest; provided, however, that the written consent of only one joint owner will be required if the Partnership has been provided with evidence satisfactory to the counsel for the Partnership that the actions of a single joint owner can bind both owners under the applicable laws of the state of residence of such joint owners. Upon the death of one owner of a Partnership Interest held in a joint tenancy with a right of survivorship, the Partnership Interest shall become owned solely by the survivor as a Limited Partner and not as an assignee. The Partnership need not recognize the death of one of the owners of a jointly held Partnership Interest until it shall have received notice of such death. Upon notice to the General Partner from either owner, the General Partner shall cause the Partnership Interest to be divided into two equal Partnership Interests, which shall thereafter be owned separately by each of the former joint owners.


                                   ARTICLE 10

                   BOOKS AND RECORDS; ACCOUNTING; TAX MATTERS

         10.1 BOOKS AND RECORDS. At all times during the continuance of the Partnership, the Partners shall keep or cause to be kept at the Partnership's specified office true and complete books of account maintained in accordance with generally accepted accounting principles, including (a) a current list of the full name and last-known business address of each Partner; (b) a copy of the Certificate of Limited Partnership and all certificates of amendment thereto;
(c) copies of the Partnership's federal, state and local income tax returns and reports; (d) copies of the Agreement and any financial statements of the Partnership for the three most recent years; and (e) all documents and information required under the Act. Any Partner or its duly authorized representative, and any stockholder of the General Partner, upon paying the costs of collection, duplication and mailing, shall be entitled to inspect or copy such records during ordinary business hours.

         10.2 CUSTODY OF PARTNERSHIP FUNDS; BANK ACCOUNTS.

                  (a) All funds of the Partnership not otherwise invested shall be deposited in one or more accounts maintained in such banking or brokerage institutions as the General Partner shall determine, and withdrawals shall be made only on such signature or signatures as the General Partner may, from time to time, determine.

                  (b) All deposits and other funds not needed in the operation of the business of the Partnership may be invested by the General Partner in investment grade instruments (or investment companies whose portfolio consists primarily thereof), government obligations, certificates of deposit, bankers' acceptances and municipal notes and bonds. The funds of the Partnership shall not be commingled with the funds of any other Person except for such commingling as may necessarily result from an investment in those investment companies permitted by this Section 10.2(b).

         10.3 FISCAL AND TAXABLE YEAR. The fiscal and taxable year of the Partnership shall be the calendar year.

         10.4 ANNUAL TAX INFORMATION AND REPORT. The General Partner will use commercially reasonable efforts to supply within 75 days after the end of each fiscal year of the Partnership to each person who was a Limited Partner at any time during such year the tax information necessary to file such Limited Partner's individual tax returns as shall be reasonably required by law, and in all events the General Partner shall furnish such information within the time required by applicable law.

         10.5 TAX MATTERS PARTNER; TAX ELECTIONS; SPECIAL BASIS ADJUSTMENTS.

                  (a) The General Partner shall be the Tax Matters Partner of the Partnership within the meaning of Section 6231(a)(7) of the Code. As Tax Matters Partner, the General Partner shall have the right and obligation to take all actions authorized and required, respectively, by the Code for the Tax Matters Partner. The General Partner shall have the right to retain professional assistance in respect of any audit of the Partnership by the Service and all out-of-pocket expenses and fees incurred by the General Partner on behalf of the Partnership as Tax Matters Partner shall constitute Partnership expenses. In the event the General Partner receives notice of a final Partnership adjustment under Section 6223(a)(2) of the Code, the General Partner shall either (i) file a court petition for judicial review of such final adjustment within the period provided under Section 6226(a) of the Code, a copy of which petition shall be mailed to all Limited Partners on the date such petition is filed, or (ii) mail a written notice to all Limited Partners, within such period, that describes the General Partner's reasons for determining not to file such a petition.

                  (b) All elections required or permitted to be made by the Partnership under the Code or any applicable state or local tax law shall be made by the General Partner in its sole and absolute discretion.

                  (c) In the event of a transfer of all or any part of the Partnership Interest of any Partner, the Partnership, at the option and in the sole and absolute discretion of the General Partner, may elect pursuant to
Section 754 of the Code to adjust the basis of the Properties. Notwithstanding anything contained in Article 5 of this Agreement, any adjustments made pursuant to Section 754 shall affect only the successor-in-interest to the transferring Partner and in no event shall be taken into account in establishing, maintaining or computing Capital Accounts for the other Partners for any purpose under this Agreement. Each Partner will furnish the Partnership with all information necessary to give effect to such election.

         10.6 REPORTS TO LIMITED PARTNERS.

                  (a) As soon as practicable after the close of each fiscal quarter (other than the last quarter of the fiscal year), the General Partner shall cause to be mailed to each Limited Partner a quarterly report containing financial statements of the Partnership, or of the General Partner if such statements are prepared solely on a consolidated basis with the General Partner, for such fiscal quarter presented in accordance with generally accepted accounting principles. As soon as practicable after the close of each fiscal year, the General Partner shall cause to be mailed to each Limited Partner an annual report containing financial statements of the Partnership, or of the General Partner if such statements are prepared solely on a consolidated basis with the General Partner, for such fiscal year, presented in accordance with generally accepted accounting principles. The annual financial statements shall be audited by accountants selected by the General Partner.

                  (b) Any Partner shall further have the right to a private audit of the books and records of the Partnership, provided such audit is made for Partnership purposes and at the expense of the Partner desiring it, and it is made during normal business hours.


                                   ARTICLE 11

                        AMENDMENT OF AGREEMENT; MEETINGS

         11.1 AMENDMENT. The General Partner's consent shall be required for any amendment to this Agreement. The General Partner, without the consent of the Limited Partners, may amend this Agreement in any respect; provided, however, that the following amendments shall require the consent of Limited Partners holding more than 50% of the Percentage Interests of the Limited Partners:

                  (a) any amendment affecting the operation of the Conversion Factor or the Exchange Right (except as otherwise provided herein) in a manner adverse to the Limited Partners;

                  (b) any amendment that would adversely affect the rights of the Limited Partners to receive the distributions payable to them hereunder, other than with respect to the issuance of additional Partnership Units pursuant to Section 4.2 hereof;

                  (c) any amendment that would alter the Partnership's allocations of Profit and Loss to the Limited Partners, other than with respect to the issuance of additional Partnership Units pursuant to Section 4.2 hereof;

                  (d) any amendment that would impose on the Limited Partners any obligation to make additional Capital Contributions to the Partnership; or

                  (e) any amendment to this Article 11.

The foregoing notwithstanding, the approval of any amendment to this Agreement that shall be part of a plan of merger, plan of exchange or plan of conversion involving the Partnership or the Partnership Interests shall be governed by
Article XII.

         11.2 MEETINGS OF PARTNERS.

                  (a) The Partners may but shall not be required to hold any annual, periodic or other formal meetings. Meetings of the Partners may be called by the General Partner or by any Limited Partner or Limited Partners holding at least 10% of the Partnership Units in the Partnership.

                  (b) The Partner or Partners calling the meeting may designate any place within the State of Delaware as the place of meeting for any meeting of the Partners; and Partners holding at least a majority of the Partnership Units in the Partnership may designate any place outside the State of Delaware as the place of meeting for any meeting of the Partners. If no designation is made, or if a special meeting is called, the place of meeting shall be the principal place of business of the Partnership.

                  (c) Except as provided in Section 11.2(d), written notice stating the place, day and hour of the meeting and the purpose or purposes for which the meeting is called shall be delivered not less than ten (10) nor more than ninety (90) days before the date of the meeting, either personally or by mail, by or at the direction of the Partner or Partners calling the meeting, to each Partner entitled to vote at such meeting and to each Partner not entitled to vote who is entitled to notice of the meeting.

                  (d) Anything in this Agreement to the contrary notwithstanding, with respect to any meeting of the Partners, any Partner who in person or by proxy shall have waived in writing notice of the meeting, either before or after such meeting, or who shall attend the meeting in person or by proxy, shall be deemed to have waived notice of such meeting unless such Partner attends for the express purpose of objecting, at the beginning of the meeting, and does so object to the transaction of any business because the meeting is not lawfully called or convened.

                  (e) If all of the Partners shall meet at any time and place, either within or outside of the State of Delaware, in person or by proxy, and consent to the holding of a meeting at such time and place, such meeting shall be valid without call or notice, and at such meeting lawful action may be taken.

                  (f) For the purpose of determining Partners entitled to notice of or to vote at any meeting of Partners or any adjournment thereof, the date on which notice of the meeting is mailed shall be the record date. When a determination of Partners entitled to vote at any meeting of Partners has been made as provided in this Section, such determination shall apply to any adjournment thereof.

                  (g) Partners holding at least a majority of the Partnership Units entitled to vote at a meeting, represented in person or by proxy, shall constitute a quorum at any meeting of Partners. In the absence of a quorum at any such meeting, Partners holding at least a majority of Partnership Units so represented may adjourn the meeting to another time and place. Any business which might have been transacted at the original meeting may be transacted at any adjourned meeting at which a quorum is present. No notice of an adjourned meeting need be given if the time and place are announced at the meeting at which the adjournment is taken unless the adjournment is for more than 120 days. The Partners present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal during such meeting of that number Partnership Units whose absence would cause less than a quorum to be present.

                  (h) If a quorum is present, the affirmative vote of Partners holding a majority of the Partnership Units entitled to vote, present in person or represented by proxy, shall be binding on all Partners, unless the vote of a greater or lesser proportion or number of Partnership Units or Partners is otherwise required by applicable law or by this Agreement. Unless otherwise expressly provided herein or required under applicable law, Partners who have an interest (economic or otherwise) in the outcome of any particular matter upon which the Partners' vote or consent is required may vote or consent upon any such matter and their Partnership Units, vote or consent, as the case may be, shall be counted in the determination of whether the requisite matter was approved by the Partners.

                  (i) At all meetings of Partners, a Partner may vote in person or by proxy executed in writing by the Partner or by the Partner's duly authorized attorney-in-fact. Such proxy shall be filed with the General Partner before or at the time of the meeting. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy.

                  (j) Action required or permitted to be taken at a meeting of Partners may be taken without a meeting if the action is evidenced by one or more written consents or approvals describing the action taken and signed by sufficient Partners or Partners holding sufficient Partnership Units, as the case may be, to approve such action had such action been properly voted on at a duly called meeting of the Partners. Action taken under this Section 11.2(j) is effective when the requisite Partners or Partners with the requisite Partnership Units, as the case may be, have signed the consent or approval, unless the consent specifies a different effective date.

                                   ARTICLE 12

                         MERGER, EXCHANGE OR CONVERSION

         12.1 MERGER, EXCHANGE OR CONVERSION OF PARTNERSHIP.

                  (a) The Partnership may (i) adopt a plan of merger and may merge with or into one or more domestic or foreign limited partnerships or other entities with the resulting entity being one or more surviving entities, (ii) adopt a plan of exchange by which a domestic or foreign limited partnership or other entity is to acquire all of the outstanding Partnership Interests of the Partnership in exchange for cash, securities or other property of the acquiring domestic or foreign limited partnership or other entity or (iii) adopt a plan of conversion and convert to a foreign limited partnership or other entity. Any such plan of merger, plan of exchange, or plan of conversion shall otherwise comply with the requirements of this Agreement and the Act.

                  (b) Any merger pursuant to a plan of merger described in
Section 12.1(a)(i) hereof shall be conditioned upon the merger being permitted by the laws under which each other entity that is a party to the merger is incorporated or organized or by the constituent documents of such other entity that are not inconsistent with such laws. Any exchange pursuant to a plan of exchange described in Section 12.1(a)(ii) hereof shall be conditioned upon the issuance of shares or other interests of the acquiring foreign limited partnership or other entity being permitted by the laws under which such foreign limited partnership or other entity is incorporated or organized or is not inconsistent with such laws. Any conversion pursuant to a plan of conversion described in Section 12.1(a)(iii) hereof shall be conditioned upon such conversion being permitted by, or not inconsistent with, the laws of the jurisdiction in which the converted entity is to be incorporated, formed or organized and the incorporation, formation or organization of the converted entity is effected in compliance with such laws.

                  (c) The Partnership may adopt a plan of merger, plan of exchange or plan of conversion if the General Partner acts upon and the Limited Partners (if required by Section 12.2 below) approve the plan of merger, plan of exchange or plan of conversion in the manner prescribed in Section 12.2 below.

         12.2 APPROVAL OF PLAN OF MERGER, EXCHANGE OR CONVERSION.

                  (a) Except as provided by Section 12.2(g) below, after acting on a plan of merger, plan of exchange or plan of conversion in the manner prescribed by Section 12.2(b)(i), the General Partner shall submit the plan of merger, plan of exchange or plan of conversion for approval by the Limited Partners.

                  (b) Except as provided by Section 12.2(f) below, for a plan of merger, plan of exchange or plan of conversion to be approved:

                           (i) the General Partner shall adopt a resolution
recommending that the plan of merger, plan of exchange or plan of conversion be approved by the Limited Partners, unless the General Partner determines that for any reason it should not make that recommendation, in which case the General Partner shall adopt a resolution directing that the plan of merger, plan of exchange or plan of conversion be submitted to the Limited Partners for approval without recommendation; and

                           (ii) the Limited Partners entitled to vote on the
plan of merger, plan of exchange or plan of conversion must approve the plan.

                  (c) The General Partner may condition its submission to the Limited Partners of a plan of merger, plan of exchange or plan of conversion, and the effectiveness of such plan, on any basis, including without limitation that a specified percentage of the Percentage Interests of the Limited Partners in excess of a majority of the Percentage Interests of the Limited Partners be required for the approval of the plan of merger, plan of exchange or plan of conversion.

                  (d) The General Partner shall notify each Limited Partner, whether or not entitled to vote, of the meeting of the Limited Partners at which the plan of merger, plan of exchange or plan of conversion is to be submitted for approval in accordance with this Section 12.2 and applicable law. The notice shall be given at least twenty (20) days before the meeting and shall state that the purpose, or one of the purposes, of the meeting is to consider the plan of merger, plan of exchange or plan of conversion and shall contain or be accompanied by a copy or summary of the plan. Any such approval may be by written consent of the requisite Limited Partners as would be required to approve the plan at any meeting where all the Limited Partners are present.

                  (e) Unless the General Partner (acting pursuant to Section 12.2(c)) requires a greater vote, the vote of the Limited Partners required for approval of a plan of merger, plan of exchange or plan of conversion shall be the affirmative vote of the holders of more than 50% of the Percentage Interests of the Limited Partners entitled to vote thereon.

                  (f) Unless applicable law otherwise requires (in which case the approval of the Limited Partners shall continue to be required and the foregoing provisions of this Section 12.2 shall continue to apply), (1) approval by the Limited Partners on a plan of exchange shall not be required, and the foregoing provisions of this Section 12.2 do not apply, if the Partnership is the acquiring entity in the plan of exchange, and (2) approval by the Limited Partners on a plan of merger or a plan of conversion shall not be required and the foregoing provisions of this Section 12.2 do not apply, if:

                           (i) a limited partnership is the sole surviving or
resulting entity;

                           (ii) the partnership agreement of the surviving or
resulting limited partnership will not materially differ from this Agreement before the merger or conversion in any manner other than as to applicable law or other insignificant conforming differences;

                           (iii) Limited Partners who held Limited Partnership
Interests immediately before the effective date of the merger or conversion will hold interests in the surviving or resulting entity in the same proportions, immediately after the effective date of the merger or conversion; and

                           (iv) the General Partner adopts a resolution
approving the plan of merger or plan of conversion.

                  (g) After a plan of merger, plan of exchange or plan of conversion is approved, and at any time before the merger, exchange or conversion has become effective, the plan of merger, plan of exchange or plan of conversion may be abandoned (subject to any contractual rights by any of the entities that are a party thereto), without action by the Limited Partners, in accordance with the procedures set forth in the plan of merger, plan of exchange or plan of conversion or, if no such procedures are set forth in the plan, in the manner determined by the General Partner.

         12.3 RIGHTS OF DISSENTING LIMITED PARTNERS.

                  (a) In the absence of fraud in the transaction, the remedy provided by this Section 12.3 to a Limited Partner voting against any merger, exchange or conversion or objecting to a merger, exchange or conversion approved by the written consent of Limited Partners (a "DISSENTING LIMITED PARTNER") is the exclusive remedy for the recovery of the value of his Limited Partnership interests or money damages with respect to the transaction. If the existing, surviving, or new corporation or limited partnership (foreign or domestic) or other entity, as the case may be, complies with the requirements of this Section 12.3, any Dissenting Limited Partner who fails to comply with the requirements of this Section 12.3 shall not be entitled to bring suit for the recovery of the value of his Limited Partnership interests or money damages with respect to the transaction. A "Dissenting Limited Partner" in respect of any merger, exchange or conversion shall expressly exclude any Limited Partner who votes in favor of the related plan of merger, plan of exchange or plan of conversion or who abstains or fails to timely vote therefor. In the event of a plan of merger, plan of exchange or plan of conversion approved by written consent, a "Dissenting Limited Partner" in respect of any related merger, exchange or conversion shall expressly exclude Limited Partners who provide such written consent and Limited Partners who fail to object to the merger, exchange or conversion and demands payment for such Limited Partner's Limited Partnership Interest in writing to the General Partner within twenty (20) days after notice to the Limited Partners of the receipt by the Partnership of written consents sufficient to approve such merger, exchange or conversion. All such Limited Partners who are not included within the definition of Dissenting Limited Partner in respect of any merger, exchange or conversion shall participate in the merger, exchange or conversion according to the approved plan of merger, plan of exchange or plan of conversion.

         (b) Any Dissenting Limited Partner who has opted for payment for his Limited Partnership interests shall not thereafter be entitled to vote or exercise any other rights of a Limited Partner except the right to receive payment for his Limited Partnership interests and the right to maintain an appropriate action to obtain relief on the ground that the transaction would be or was fraudulent. Limited Partnership Interests of Dissenting Limited Partners for which payment has been made shall not thereafter be considered outstanding for the purposes of any subsequent vote of the Limited Partners.

         (c) Within twenty (20) days after a Dissenting Limited Partner votes against any plan of merger, plan of exchange or plan of conversion which is approved by a vote of the Limited Partners, or in connection with a Limited Partner's objection to any plan of merger, plan of exchange or plan of conversion approved by the written consent of the Limited Partners, the Dissenting Limited Partner may demand by written notice to the General Partner that payment for his Limited Partnership Interest be made. Upon receipt of such a payment demand, the General Partner shall (i) make a notation on the records of the Partnership that such demand has been made and (ii) within a reasonable period of time after the later of the receipt of a payment demand or the consummation of the merger, exchange or conversion, cause the Partnership to pay to the Dissenting Limited Partner the fair value of such Dissenting Limited Partner's Partnership Interest without interest. The fair value of a Dissenting Limited Partner's Partnership Interest shall be an amount equal to the Dissenting Limited Partner's pro rata share (as would be determined under Section 5.6 hereof if the Partnership were liquidating) of the appraised value of the net assets of the Partnership based on an appraisal of all assets of the Partnership from a Competent Independent Expert. The assets of the Partnership shall be appraised on a consistent basis. The appraisal shall be based on an evaluation of all relevant information and shall include the current value of the Partnership's assets as of the date immediately prior to the proposed merger, exchange or conversion. The appraisal shall assume an orderly liquidation of the Partnership's assets over a twelve (12) month period, shall consider other balance sheet items, and shall be net of the assumed cost of sale. The terms of the engagement of the appraiser shall clearly state that the engagement is for the benefit of the Partnership and its Limited Partners. A summary of the independent appraisal, including all material assumptions underlying the appraisal, shall be provided to Dissenting Limited Partners in connection with the payment of the fair value of their Limited Partnership Interests.

         (d) If a Dissenting Limited Partner shall fail to make a payment demand within the period provided in Section 12.3(c) hereof or, in respect of a plan of merger, plan of exchange or plan of conversion approved by written consent of the Limited Partners, shall fail to provide notice of dissent within the period set forth in Section 12.3(a) hereof, such Dissenting Limited Partner and all persons claiming under him shall be conclusively presumed to have approved and ratified the merger, conversion or exchange and shall be bound thereby, the right of such Dissenting Limited Partner to be paid the fair value of his Limited Partnership Interest shall cease, and his status as a Limited Partner shall be restored without prejudice to any proceedings which may have been taken during the interim, and such Dissenting Limited Partner shall be entitled to receive any distributions made to Limited Partners in the interim.


                                   ARTICLE 13

                               GENERAL PROVISIONS

         13.1 NOTICES. All communications required or permitted under this Agreement shall be in writing and shall be deemed to have been given when delivered personally or upon deposit in the United States mail, registered, postage prepaid return receipt requested, to the Partners at the addresses set forth in Exhibit A attached hereto; provided, however, that any Partner may specify a different address by notifying the General Partner in writing of such different address. Notices to the Partnership shall be delivered at or mailed to its specified office.

         13.2 SURVIVAL OF RIGHTS. Subject to the provisions hereof limiting transfers, this Agreement shall be binding upon and inure to the benefit of the Partners and the Partnership and their respective legal representatives, successors, transferees and assigns.

         13.3 ADDITIONAL DOCUMENTS. Each Partner agrees to perform all further acts and execute, swear to, acknowledge and deliver all further documents which may be reasonable, necessary, appropriate or desirable to carry out the provisions of this Agreement or the Act.

         13.4 SEVERABILITY. If any provision of this Agreement shall be declared illegal, invalid, or unenforceable in any jurisdiction, then such provision shall be deemed to be severable from this Agreement (to the extent permitted by law) and in any event such illegality, invalidity or unenforceability shall not affect the remainder hereof.

         13.5 ENTIRE AGREEMENT. This Agreement and exhibits attached hereto constitute the entire Agreement of the Partners and supersede all prior written agreements and prior and contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof, except as otherwise set forth herein.

         13.6 PRONOUNS AND PLURALS. When the context in which words are used in the Agreement indicates that such is the intent, words in the singular number shall include the plural and the masculine gender shall include the neuter or female gender as the context may require.

         13.7 HEADINGS. The Article and Section headings in this Agreement are for convenience only and shall not be used in construing the scope of this Agreement or any particular Article or Section hereof.

         13.8 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original copy and all of which together shall constitute one and the same instrument binding on all parties hereto, notwithstanding that all parties shall not have signed the same counterpart.

         13.9 GOVERNING LAW; VENUE.

                  (a) This Agreement shall be governed by, and interpreted and construed in accordance with, the internal laws of the State of Delaware (without regard to its conflicts of law principles); provided, however, that any cause of action for violation of federal or state securities law shall not be governed by this Section 13.9(a).

                  (b) Venue for the adjudication of any claim or dispute arising out of this Agreement shall be proper only in the state or federal courts resident in the federal Eastern District of the Commonwealth of Virginia, and all parties to this Agreement hereby consent to such venue and agree that it shall not be inconvenient and not subject to review by any court other than such courts in Virginia.

                  (c) The parties hereto intend and agree that the courts of the jurisdictions in which any Partner is formed and in which any Partner conducts its business should afford full faith and credit to any judgment rendered by a court of the Commonwealth of Virginia against such Partner or any other Partner, under this Agreement, and the parties hereto each intend and agree that such courts should hold that the Virginia courts have jurisdiction to enter a valid, in personam judgment against each Partner.

                  (d) The parties hereto agree that service of any summons and complaint, and other process which may be served in any suit, action or other proceeding, may be made by mailing via U.S. certified or registered mail or by hand-delivering a copy of such process to the Partner at its address set forth in Exhibit A or as otherwise specified pursuant to Section 13.1.

         13.10 ACKNOWLEDGEMENT AS TO EXCULPATION AND INDEMNIFICATION. THE PARTIES HERETO ACKNOWLEDGE AND AGREE THAT THIS AGREEMENT CONTAINS EXCULPATION AND INDEMNIFICATION IN RESPECT OF THE ACTIONS OR OMISSIONS OF THE GENERAL PARTNER AND DIRECTORS, OFFICERS AND AFFILIATES OF THE GENERAL PARTNER BY THE PARTNERSHIP EVEN IF SUCH ACTIONS OR OMISSIONS CONSTITUTE NEGLIGENCE OF SUCH PERSONS.




                            [SIGNATURE PAGE FOLLOWS]

           IN WITNESS WHEREOF, the parties hereto have hereunder affixed their signatures to this Agreement of Limited Partnership of Gladstone Commercial Limited Partnership as of the 17th day of July, 2003.


GENERAL PARTNER:

GLADSTONE COMMERCIAL CORPORATION



By: /s/ David Gladstone
   -------------------------------------------
Name:  David Gladstone
Title: Chairman and Chief Executive Officer



ORIGINAL LIMITED PARTNER:

GLADSTONE COMMERCIAL PARTNERS, LLC



By: /s/ David Gladstone
   -------------------------------------------
Name:  David Gladstone
Title: Managing Member

                                INDEX OF EXHIBITS


EXHIBIT A - Partners, Capital Contributions and Partnership Units

EXHIBIT B - Notice of Exercise of Exchange Right

EXHIBIT C - Certification of Non-Foreign Status

                                    EXHIBIT A

              PARTNERS, CAPITAL CONTRIBUTIONS AND PARTNERSHIP UNITS


                              As of July 17, 2003




                                                               Agreed Value of
                                                 Cash              Property
                     Partners                Contribution        Contribution        Partnership Units      Percentage Interest
------------------------------------------- ---------------- --------------------- ----------------------- -----------------------
GENERAL PARTNER:                               $________             N/A                 ____ Units                ____%

Gladstone Commercial Corporation
1750 Tysons Blvd.
Fourth Floor
McLean, Virginia 22102

ORIGINAL LIMITED PARTNER:
Gladstone Commercial Partners, LLC
1750 Tysons Blvd.
Fourth Floor
McLean, Virginia 22102                         $________             N/A                _____ Units                ____%

ADDITIONAL LIMITED PARTNERS: [none]

                                    EXHIBIT B

                      NOTICE OF EXERCISE OF EXCHANGE RIGHT

In accordance with Section 8.5 the Agreement of Limited Partnership of Gladstone Commercial Limited Partnership, as amended (the "AGREEMENT"), the undersigned hereby irrevocably (i) presents for exchange ___________ Partnership Units in Gladstone Commercial Limited Partnership in accordance with the terms of the Agreement and the Exchange Right referred to therein; (ii) surrenders such Partnership Units and all right, title and interest therein; and (iii) directs that the Cash Amount or REIT Shares Amount (as defined in the Agreement) as determined by the General Partner deliverable upon exercise of the Exchange Right be delivered to the address specified below, and if REIT Shares (as defined in the Agreement) are to be delivered, such REIT Shares be registered or placed in the name(s) and at the address(es) specified below.

Dated:
      ------------------------

                                             -------------------------------
                                             (Signature of Limited Partner)

                                             -------------------------------
                                             (Printed Name of Limited Partner)

                                             Mailing Address and Phone No.:

                                             -------------------------------

                                             -------------------------------

                                             -------------------------------
           (   )
            ---   -------------------------


If REIT Shares are to be issued, issue to:

Name:
      -----------------------------------

Mailing Address and Phone No.:

-----------------------------------------

-----------------------------------------

-----------------------------------------

(   )
 ---   ----------------------------------

Social security or other tax identification number:
                                                   -------------------------

                                    EXHIBIT C


For Exchanging Partners that are entities:


                       CERTIFICATION OF NON-FOREIGN STATUS

Under Section 1445(e) of the Internal Revenue Code of 1986, as amended (the "Code"), in the event of a disposition by a non-U.S. person of a partnership interest in a partnership in which (i) 50% or more of the value of the gross assets consists of United States real property interests ("USRPIs"), as defined in section 897(c) of the Code, and (ii) 90% or more of the value of the gross assets consists of USRPIs, cash, and cash equivalents, the transferee will be required to withhold 10% of the amount realized by the non-U.S. person upon the disposition. To inform Gladstone Commercial Corporation (the "General Partner") and Gladstone Commercial Limited Partnership (the "Partnership") that no withholding is required with respect to the redemption by _______________ ("Partner") of its units of limited partnership interest in the Partnership, the undersigned hereby certifies the following on behalf of Partner:

1. Partner is not a foreign corporation, foreign partnership, foreign trust, or foreign estate, as those terms are defined in the Code and the Treasury regulations thereunder.

2. The U.S. employer identification number of Partner is _____________________.

3. The principal business address of Partner is:
______________________________________________________________ and Partner's
place of incorporation is __________.

4. Partner agrees to inform the Company if it becomes a foreign person at any time during the three-year period immediately following the date of this notice.

5. Partner understands that this certification may be disclosed to the Internal Revenue Service by the General Partner and that any false statement contained herein could be punished by fine, imprisonment, or both.

                                    PARTNER:


                                    ----------------------------------------
                                    (entity name)


                                    By:
                                       -------------------------------------
                                    Name:
                                         -----------------------------------
                                    Title:
                                          ----------------------------------

Under penalties of perjury, I declare that I have examined this certification and, to the best of my knowledge and belief, it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of Partner.

Date:                               Name:
     --------------------------            ---------------------------------
                                    Title:
                                           ---------------------------------

For Exchanging Partners that are individuals:


                       CERTIFICATION OF NON-FOREIGN STATUS

Under Section 1445(e) of the Internal Revenue Code of 1986, as amended (the "Code"), in the event of a disposition by a non-U.S. person of a partnership interest in a partnership in which (i) 50% or more of the value of the gross assets consists of United States real property interests ("USRPIs"), as defined in section 897(c) of the Code, and (ii) 90% or more of the value of the gross assets consists of USRPIs, cash, and cash equivalents, the transferee will be required to withhold 10% of the amount realized by the non-U.S. person upon the disposition. To inform Gladstone Commercial Corporation (the "General Partner") and Gladstone Commercial Limited Partnership (the "Partnership") that no withholding is required with respect to my redemption of my units of limited partnership interest in the Partnership, I, _______________, hereby certify the following:

1. I am not a nonresident alien for purposes of U.S. income taxation.

2. My U.S. taxpayer identification number (social security number) is
   _________________.

3. My home address is: __________________________________________________.

4. I agree to inform the General Partner promptly if I become a nonresident alien at any time during the three-year period immediately following the date of this notice.

5. I understand that this certification may be disclosed to the Internal Revenue Service by the General Partner and that any false statement contained herein could be punished by fine, imprisonment, or both.


                                           Name:
                                                -------------------------------


Under penalties of perjury, I declare that I have examined this certification and, to the best of my knowledge and belief, it is true, correct, and complete.

Date:
     --------------------------

                                           Name:
                                                -------------------------------